eXHIBIT 10.1

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT is made and dated as of May 23, 2018 and is entered into by and among TRANSENTERIX, Inc., a Delaware corporation (“Parent”), TRANSENTERIX SURGICAL, INC., a Delaware corporation (“TSI”), TRANSENTERIX INTERNATIONAL, INC., a Delaware corporation (“TII”), SAFESTITCH LLC, a Virginia limited liability company (“SafeStitch”), and each Domestic Subsidiary of the foregoing from time to time party hereto (Parent, TSI, TII, SafeStitch and such Domestic Subsidiaries individually and collectively, jointly and severally, “Borrower” or “Borrowers”), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as “Lender”) and HERCULES CAPITAL, INC., a Maryland corporation, in its capacity as administrative agent and collateral agent for itself and Lender (in such capacity, “Agent”).

RECITALS

A.	Borrower has requested Lender to make available to Borrower a term loan in the aggregate principal amount of $20,000,000 (the “Tranche I Loan”), all of which will be funded on the Closing Date;
B.

Borrower has requested Lender to make available to Borrower, during the Tranche II Loan Availability Period, an additional term loan in the aggregate principal amount of $10,000,000 (the “Tranche II Loan”), subject to Borrower’s satisfaction of the Tranche II Loan Conditions;

C.

Borrower has requested Lender to make available to Borrower, during the Tranche III Loan Availability Period, an additional term loan in the aggregate principal amount of $10,000,000 (the “Tranche III Loan” and together with the Tranche I Loan and the Tranche II Loan, the “Term Loans” and each a “Term Loan”), subject to Borrower’s satisfaction of the Tranche III Loan Conditions; and

D.	Lender is willing to make the Term Loans on the terms and conditions set forth in this Agreement.

AGREEMENT

NOW, THEREFORE, each Borrower, Agent and Lender agree as follows:

SECTION 1.  DEFINITIONS AND RULES OF CONSTRUCTION

1.1Unless otherwise defined herein, the following capitalized terms shall have the following meanings:

“Account Control Agreement” means any agreement entered into by and among Agent, a Loan Party and a third party Bank or other institution (including a Securities Intermediary) in which a Loan Party maintains a Deposit Account or an account holding Investment Property and which perfects Agent’s first priority security interest in the subject account or accounts.

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“ACH Authorization” means the ACH Debit Authorization Agreement in substantially the form of Exhibit H, which account numbers shall be redacted for security purposes if and when filed publicly by Parent.

“Advance(s)” means any Term Loan funds advanced under this Agreement

“Advance Date” means the funding date of any Advance.

“Advance Request” means a request for an Advance submitted by Parent to Agent in substantially the form of Exhibit A, which account numbers shall be redacted for security purposes if and when filed publicly by Parent.

“Affiliate” means (i) any Person that directly or indirectly controls, is controlled by, or is under common control with the Person in question, (ii) any Person directly or indirectly owning, controlling or holding with power to vote 10% or more of the outstanding voting Equity Interests of another Person, or (iii) any Person 10% or more of whose outstanding voting Equity Interests are directly or indirectly owned, controlled or held by another Person with power to vote such securities. As used in the definition of “Affiliate,” the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

“Agent” has the meaning given to it in the preamble to this Agreement.

“Agreement” means this Loan and Security Agreement, as amended from time to time.

“Amortization Date” means December 1, 2020.

“Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to a Loan Party or any of its Subsidiaries or Affiliates from time to time concerning or relating to bribery or corruption, including without limitation the United States Foreign Corrupt Practices Act of 1977, as amended, the UK Bribery Act 2010 and other similar legislation in any other jurisdictions.

“Anti-Terrorism Laws” means any laws, rules, regulations or orders relating to terrorism or money laundering, including without limitation Executive Order No. 13224 (effective September 24, 2001), the USA PATRIOT Act, the laws comprising or implementing the Bank Secrecy Act, and the laws administered by OFAC.

“Assignee” has the meaning given to it in Section 11.13.

“Blocked Person” means any Person:  (i) listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, Executive Order No. 13224; (iii) a Person with which any Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a Person that commits, threatens or conspires to commit or supports “terrorism” as defined in Executive Order No. 13224; or (v) a Person that is named a “specially designated national” or “blocked person” on the most current list published by OFAC or other similar list.

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“Borrower” or “Borrowers” has the meaning given to it in the preamble to this Agreement.

“Borrower Products” means all products, software, service offerings, technical data or technology currently being designed, manufactured, sold, licensed or distributed by Borrower or any of its Subsidiaries or which Borrower or any of its Subsidiaries intend to sell, license, or distribute in the future including any products or service offerings under development.

“Business Day” means any day other than Saturday, Sunday and any other day on which banking institutions in the State of California or the State of New York are closed for business.

“Cash” means all cash, cash equivalents and liquid funds.

“Change in Control” means (i) any reorganization, recapitalization, consolidation or merger (or similar transaction or series of related transactions) of Parent, sale or exchange of outstanding shares (or similar transaction or series of related transactions) of Parent in which the holders of Parent’s outstanding shares immediately before consummation of such transaction or series of related transactions do not, immediately after consummation of such transaction or series of related transactions, retain shares representing more than 50% of the voting power of the surviving entity of such transaction or series of related transactions (or the parent of such surviving entity if such surviving entity is wholly owned by such parent), in each case without regard to whether Parent is the surviving entity; or (ii) Parent ceases to own, directly or indirectly, 100% of the Equity Interests of any other Loan Party.

“Claims” has the meaning given to it in Section 11.10.

“Closing Date” means the date of this Agreement.

“Collateral” means the property described in Section 3.3.

“Confidential Information” has the meaning given to it in Section 11.12.

“Contingent Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation of another, including any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; provided, however, that the term “Contingent Obligation” shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) any indemnity obligations of such Person to any seller, buyer, licensee or licensor, as applicable, incurred in connection with an acquisition, divestiture, license, assignment or other disposition of assets permitted under this Agreement. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

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“Copyright License” means any written agreement granting any right to use any Copyright or Copyright registration, in which agreement Borrower or any of its Subsidiaries now holds or hereafter acquires any interest.

“Copyrights” means all copyrights, whether registered or unregistered, held pursuant to the laws of the United States of America, any State thereof, or of any other country.

“Deposit Accounts” means any “deposit accounts,” as such term is defined in the UCC, and includes any checking account, savings account, or certificate of deposit.

“Domestic Subsidiary” means any Subsidiary that is not a Foreign Subsidiary.

“Due Diligence Fee” means $30,000, which fee has been paid to Agent prior to the Closing Date, and shall be deemed fully earned on such date regardless of the early termination of this Agreement.

“Equity Interests” means, with respect to any Person, the capital stock, partnership or limited liability company interest, or other equity securities or equity ownership interests of such Person.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“EU/Vulcanos License Agreement” is that certain License Agreement, dated September 18, 2015, between The European Union and TransEnterix Italia (f/k/a Vulcanos s.r.L).

“Event of Default” has the meaning given to it in Section 9.

“Excluded Account” means any Account (including, for the avoidance of doubt, any Cash contained therein): (i) used exclusively for payroll, payroll taxes and other employee wage and benefit payments maintained in the ordinary course of business and consistent with past practice and with a balance no greater than the payroll, payroll taxes and other employee wages and benefit payment obligations that are to be paid during any one month period; or (ii) constituting a “zero balance” Account.

“Facility Charge” means one percent of the Maximum Term Loan Amount, or $400,000.

“Financial Statements” has the meaning given to it in Section 7.1.

“Foreign Collateral” has the meaning give to it in Section 3.3.

“Foreign Subsidiary” means any Subsidiary other than a Subsidiary organized under the laws of any state within the United States of America.

“GAAP” means generally accepted accounting principles in the United States of America, as in effect from time to time.

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“Guarantors” means any Person providing a Guaranty in favor of Agent for the benefit of Lender, and includes each Material Foreign Subsidiary (whether existing on the Closing Date or formed following the Closing Date). As of the Closing Date, the Guarantors include TransEnterix Europe and TransEnterix Italia.

“Guaranty” means any guarantee of all or any part of the Secured Obligations, as the same may from time to time be amended, restated, modified or otherwise supplemented.

“Guaranty Documents” means each Guaranty and each Account Control Agreement (to be executed by a Guarantor) and security agreement or similar agreement or instrument executed and or delivered in connection therewith, together with all other agreements required by Agent hereunder from any Guarantor, all in form and substance acceptable to Agent.

“Immaterial Foreign Subsidiary” and “Immaterial Foreign Subsidiaries” means any Foreign Subsidiary or Foreign Subsidiaries that are not Material Foreign Subsidiaries.

“Indebtedness” means indebtedness of any kind in respect of (i) all indebtedness for borrowed money or the deferred purchase price of property or services (excluding trade credit entered into in the ordinary course of business due within 90 days), including reimbursement and other obligations with respect to surety bonds and letters of credit, (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, (iii) all capital lease obligations; (iv) any obligations with respect to undrawn letters of credit, corporate credit cards or merchant services; and (v) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices and (vi) all Contingent Obligations.

“Indemnified Person” has the meaning give to it in Section 6.3.

“Intellectual Property” means the Loan Parties’ and their Subsidiaries’ Copyrights; Trademarks; Patents; Licenses; trade secrets and inventions; mask works; the Loan Parties’ and their Subsidiaries’ applications therefor and reissues, extensions, or renewals thereof; and the Loan Parties’ and their Subsidiaries’ goodwill associated with any of the foregoing, together with the Loan Parties’ and their Subsidiaries’ rights to sue for past, present and future infringement of Intellectual Property and the goodwill associated therewith.

“Intellectual Property Security Agreement” means an Intellectual Property Security Agreement among the applicable Loan Parties, Agent and Lender under this Agreement, in form and substance reasonably acceptable to Agent. “Inventory” means “inventory” as defined in Article 9 of the UCC.

“Investment” means any beneficial ownership (including stock, partnership or limited liability company interests) of or in any Person, or any loan, advance or capital contribution (in the form of cash or assets) to any Person or the acquisition of any asset of another Person.

“Joinder Agreement” means for each Domestic Subsidiary, a completed and executed Joinder Agreement in substantially the form attached hereto as Exhibit G.

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“Lender” has the meaning given to it in the preamble to this Agreement.

“Liabilities” has the meaning given to it in Section 6.3.

“License” means any Copyright License, Patent License, Trademark License or other license of rights or interests.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, against any property, any conditional sale or other title retention agreement, and any lease in the nature of a security interest.

“Loan” means the Advances made under this Agreement.

“Loan Documents” means this Agreement, the Guaranty Documents, the Intellectual Property Security Agreement, the Notes (if any), the ACH Authorization, the Account Control Agreements, the Joinder Agreements, all UCC Financing Statements, and any other documents executed in connection with the Secured Obligations or the transactions contemplated hereby, as the same may from time to time be amended, modified, supplemented or restated.

“Loan Party” means each Borrower and each Guarantor, and “Loan Parties” means Borrowers and the Guarantors, collectively.

“Material Adverse Effect” means a material adverse effect upon: (i) the business, operations, properties, assets or financial condition of the Loan Parties and their Subsidiaries taken as a whole; or (ii) the ability of the Loan Parties, taken as a whole, to perform or pay the Secured Obligations in accordance with the terms of the Loan Documents, or the ability of Agent or Lender to enforce any of its rights or remedies with respect to the Secured Obligations; or (iii) the Collateral, taken as a whole, or Agent’s Liens on the Collateral or the priority of such Liens.

“Material Foreign Subsidiary” is any Foreign Subsidiary with assets in excess of five percent of the aggregate amount of the assets of Parent and its Subsidiaries on a consolidated basis for three consecutive months.

“Maximum Term Loan Amount” means $40,000,000.

“Maximum Rate” has the meaning given to it in Section 2.2.

“Net Revenue” means the revenue earned by Parent, on a consolidated basis, as recognized and calculated by Parent in accordance with GAAP, and excluding (i) rebates, (ii) wholesaler fees, (iii) returns, (iv) chargebacks and (v) any other discounts or credits incurred, in each case to the extent not already excluded in the calculation of Parent’s revenue under GAAP.

“Note” or “Notes” means a Term Note.

“OFAC” is the U.S. Department of Treasury Office of Foreign Assets Control.

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“OFAC Lists” are, collectively, the Specially Designated Nationals and Blocked Persons List maintained by OFAC pursuant to Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) and/or any other list of terrorists or other restricted Persons maintained pursuant to any of the rules and regulations of OFAC or pursuant to any other applicable Executive Orders.

“Parent” has the meaning give to it in the preamble to this Agreement.

“Patent License” means any written agreement granting any right with respect to any invention on which a Patent is in existence or a Patent application is pending, in which agreement Borrower or any of its Subsidiaries now holds or hereafter acquires any interest.

“Patents” means all letters patent of, or rights corresponding thereto, in the United States of America or in any other country, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto, in the United States of America or any other country.

“Performance Milestone I” means Parent having recognized, on a consolidated basis, Net Revenue for the 2018 fiscal year from sales of Senhance Systems [*****************************************************************************************************************************], as verified by Agent acting reasonably.

“Performance Milestone II” means Parent having recognized, on a consolidated basis, Net Revenue from sales of Senhance Systems [*******************************************************************************], as verified by Agent acting reasonably.

“Permitted Indebtedness” means: (i) Indebtedness of any Loan Party in favor of Lender or Agent arising under this Agreement or any other Loan Document; (ii) Indebtedness existing on the Closing Date which is disclosed in, and subject to the limitations set forth in, Schedule 1A; (iii) Indebtedness of up to [*******] outstanding at any time secured by a Lien described in clause (vii) of the defined term “Permitted Liens;” provided that such Indebtedness does not exceed the cost of the property or assets financed with such Indebtedness; (iv) Indebtedness to trade creditors incurred in the ordinary course of business; (v) Indebtedness that also constitutes a Permitted Investment; (vi) Subordinated Indebtedness; (vii) reimbursement obligations in connection with letters of credit and bankers’ guarantees that are secured by Cash and issued on behalf of a Borrower or a Subsidiary thereof and Indebtedness incurred in the ordinary course of business with respect to corporate credit cards and/or merchant services (including any guarantees entered into connection such corporate credit cards and/or merchant services), all in an aggregate amount not to exceed [********] at any time outstanding and reimbursement obligations for letters of credit and/or bankers’ guarantees under this clause (vii) in an amount not to exceed [*******] may be secured by Liens described in clause (xiv) of the definition of “Permitted Liens;” (viii) other unsecured Indebtedness in an amount not to exceed [********] at any time outstanding; and (ix) extensions, refinancings and renewals of any items of Permitted Indebtedness; provided that the principal amount is not increased or the terms modified to impose materially more burdensome terms upon the Loan Parties or their Subsidiaries, as the case may be.

“Permitted Investment” means: (i) Investments existing on the Closing Date which are disclosed in Schedule 1B; (ii) (a) Cash, (b) marketable direct obligations issued or

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unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Services, (c) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (d) certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein, (e) money market accounts and (f) any Investments permitted by Borrower’s investment policy, as amended from time to time; provided that such investment policy (and any such amendment thereto) has been approved in writing by Agent; (iii) repurchases of stock from former employees, directors, or consultants of Borrower under the terms of applicable repurchase agreements in an aggregate amount not to exceed [*******] in any fiscal year; provided that no Event of Default has occurred and is continuing or could exist after giving effect to any such repurchases; (iv) Investments accepted in connection with Permitted Transfers; (v) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business; (vi) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Subsidiaries or Affiliates, in the ordinary course of business; (vii) Investments consisting of loans to employees, officers or directors relating to the purchase of capital stock of Borrower pursuant to employee stock purchase plans or other similar agreements approved by Borrower’s Board of Directors, in an aggregate amount not to exceed [*******] outstanding at any time during any fiscal year, when taken together with Investments made under clause (viii) of this definition; (viii) Investments consisting of travel advances and employee relocation loans and other employee, officer or director loans and advances (or guarantees thereof) in the ordinary course of business, in an aggregate amount not to exceed [*******] outstanding at any time during any fiscal year, when taken together with Investments made under clause (vii) of this definition; (ix) Investments (a) by a Borrower or a Guarantor in another Borrower or a another Guarantor; provided that no Event of Default has occurred and is continuing or could exist after giving effect to any such Investments, (b) in a newly-formed Domestic Subsidiaries; provided that no Event of Default has occurred and is continuing or could exist after giving effect to any such Investments; provided that such Domestic Subsidiary enters into a Joinder Agreement and execute such other documents in accordance with Section 7.13 prior to such Investment being made; (x) Investments by a Loan Party or any Immaterial Foreign Subsidiaries in any Immaterial Foreign Subsidiaries, other than TransEnterix Japan (including indirectly through another Immaterial Foreign Subsidiary), which are not in excess of [*******] in the aggregate; provided that no Event of Default has occurred and is continuing or could exist after giving effect to any such Investments; provided further that for purposes of the [********] cap the aggregate amount of such Investments shall be determined net of cash payments of principal, dividends or redemptions received by the applicable Loan Party or Immaterial Foreign Subsidiary arising directly as a result of such Investments; (xi) Investments by an Loan Party or Immaterial Foreign Subsidiaries in TransEnterix Japan in an amount not to exceed [*********] during any fiscal year; provided that no Event of Default has occurred and is continuing or could exist after giving effect to any such Investments; provided further that for purposes of the [********] cap the aggregate amount of such Investments shall be determined net of cash payments of principal, dividends or redemptions received by the applicable Loan Party or Immaterial Foreign

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Subsidiary arising directly as a result of such Investments; (xii) joint ventures or strategic alliances in the ordinary course of Borrower’s business consisting of the nonexclusive licensing of technology, the development of technology or the providing of technical support; provided that (a) any cash Investments by Borrower do not exceed [*******] in the aggregate in any fiscal year and (b) for purposes of such limitation the aggregate amount of such Investments shall be determined net of cash payments of principal, dividends or redemptions to the extent received by a Borrower or a Guarantor; and (xiii) additional Investments that do not exceed [*******] in the aggregate; provided that for purposes of such limitation the aggregate amount of such Investments shall be determined net of cash payments of principal, dividends or redemptions to the extent received by a Borrower or a Guarantor.

“Permitted Liens” means any and all of the following: (i) Liens in favor of Agent or Lender; (ii) Liens existing on the Closing Date which are disclosed in Schedule 1C; (iii) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings so long as adequate reserves therefor are maintained in accordance with GAAP; (iv) Liens securing claims or demands of materialmen, artisans, mechanics, carriers, warehousemen, landlords, suppliers and other like Persons arising in the ordinary course business and which are not delinquent or which are being contested in good faith proceedings so long as adequate reserves therefor are maintained in accordance with GAAP; (v) Liens arising from judgments, decrees or attachments in circumstances which do not constitute an Event of Default hereunder; (vi) the following deposits, to the extent made in the ordinary course of business: deposits under worker’s compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of borrowed money) or to secure statutory obligations (other than Liens arising under ERISA or environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds; (vii) Liens on property or assets constituting purchase money Liens and Liens in connection with capital leases, in each case, securing Indebtedness permitted in clause (iii) of “Permitted Indebtedness;” (viii) Liens incurred in connection with Subordinated Indebtedness; (ix) leasehold interests in leases or subleases and licenses granted in the ordinary course of business and not interfering in any material respect with the business of the licensor; (x) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of custom duties which are not delinquent or which are being contested in good faith by appropriate proceedings so long as adequate reserves therefor are maintained in accordance with GAAP; (xi) Liens on insurance proceeds securing the payment of financed insurance premiums that are promptly paid on or before the date they become due (provided that such Liens extend only to such insurance proceeds and not to any other property or assets); (xii) bankers’ liens, statutory and common law rights of set-off and other similar rights as to deposits of Cash and securities in favor of banks, other depository institutions and brokerage firms; (xiii) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business so long as they do not materially impair the value or marketability of the related property; (xiv) Liens on Cash and Deposit Accounts holding such Cash securing obligations permitted under clause (vii) of the definition of Permitted Indebtedness; (xv) other Cash security deposits or similar arrangements in connection with real property or automobiles leases in an aggregate amount not to exceed [*******] at any time; and (xvi) Liens incurred in connection

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with the extension, renewal or refinancing of the Indebtedness permitted under clause (x) of the definition of “Permitted Indebtedness” and secured by the applicable Liens of the type described above; provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Permitted Indebtedness secured by such Lien (as such principal amount may have been reduced by any payments thereon) does not increase.

“Permitted Transfers” means (i) sales of Inventory in the ordinary course of business; (ii) non-exclusive licenses and similar arrangements for the use of Intellectual Property in the ordinary course of business and licenses that could not result in a legal transfer of title of the licensed property but that may be exclusive in respects other than territory and that may be exclusive as to territory only as to discreet geographical areas outside of the United States of America in the ordinary course of business; (iii) subject to all other limitations under this Agreement, dispositions of worn-out, obsolete or surplus equipment or other fixed assets at fair market value in the ordinary course of business; (iv) subject to all other limitations under this Agreement, the transfer, sale, lease, assignment, disposition or other conveyance of any equitable, beneficial or legal interest in assets from (a) a Loan Party to another Loan Party, (b) from an Immaterial Foreign Subsidiary to a Loan Party or (c) from a Loan Party or an Immaterial Foreign Subsidiary to an Immaterial Foreign Subsidiary; (v) a transaction permitted by Section 7.9; and (vi) other transfers, sales, leases assignments or other dispositions of assets having a fair market value of not more than [********] in the aggregate in any fiscal year.

“Person” means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, other entity or government.

“Prepayment Charge” has the meaning given to it in Section 2.4(a).

“Projected Net Revenue” has the meaning give to it in Section 7.21(b).

“Receivables” means (i) all of each Loan Party’s Accounts, Instruments, Documents, Chattel Paper, Supporting Obligations, letters of credit, proceeds of any letter of credit, and Letter of Credit Rights, and (ii) all customer lists, software, and business records related thereto.

“Required Lenders” means at any time, the holders of more than 50% of the sum of the aggregate unpaid principal amount of the Term Loans then outstanding.

“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.

“Sanctioned Person” means, at any time, (i) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or by the United Nations Security Council, the European Union or any EU member state, (ii) any Person operating, organized or resident in a Sanctioned Country, or (iii) any Person controlled by any such Person.

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“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (i) the U.S. government, including those administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury or the U.S. Department of State, or (ii) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.

“SafeStitch” has the meaning given to it in the preamble to this Agreement.

“Secured Obligations” means each Loan Party’s obligations under this Agreement and any Loan Document, including any obligation to pay any amount now owing or later arising.

“Senhance System” means the Senhance Surgical Robotic System, including related disposables, software and services.

“SOFAR Lien” means that certain 24 month Lien (expiring September 18, 2017) on 10% of the ownership interest of TransEnterix Italia originally granted by TII, as the direct parent of TransEnterix Italia at such time, to SOFAR, S.p.A. (“SOFAR”) in accordance with the terms of that certain Quota Pledge Agreement, dated September 21, 2015 (“Quota Pledge Agreement”), by and between TII and SOFAR in order to secure Parent’s/TII’s obligations under the SOFAR/Vulcanos Interest Purchase Agreement and Parent’s obligations to register in the name of, and deliver to, SOFAR 1,554,341 shares of Parent’s stock by the end of the Escrow Period (as defined in the SOFAR/Vulcanos Interest Purchase Agreement. The Quota Pledge Agreement was modified pursuant to a Letter Agreement, dated July 22, 2016, among Parent, TII, TransEnterix Europe and SOFAR to reflect that TransEnterix Europe, as the direct of owner of TransEnterix Italia following the reorganization resulting in TransEnterix Italia becoming a direct subsidiary of TransEnterix Europe, was the new pledger of the Lien of the 10% ownership interests in TransEnterix Italia to SOFAR under the terms of such Quota Pledge Agreement.

“SOFAR Third Tranche” means the “Third Tranche” as defined in Section 2.2(d)(iii) of the SOFAR/Vulcanos Interest Purchase Agreement.

“SOFAR/Vulcanos Interest Purchase Agreement” means that certain Membership Interest Purchase Agreement, dated September 18, 2015, among Parent, TII, SOFAR and Vulcanos, S.R.L. pursuant to which TII purchased all of the outstanding equity units of Vulcanos S.R.L.

“Subordinated Indebtedness” means Indebtedness subordinated to the Secured Obligations in amounts and on terms and conditions satisfactory to Agent in its sole discretion and subject to a subordination agreement in form and substance satisfactory to Agent in its sole discretion.

“Subsequent Financing” means the closing of equity financing by Parent (other than, for the avoidance of doubt, any at-the-market (ATM) offering) that is offered to multiple investors and which becomes effective after the Closing Date.

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“Subsidiary” means an entity, whether corporate, partnership, limited liability company, joint venture or otherwise, in which a Loan Party owns or controls 50% or more of the outstanding voting Equity Interests, including each entity listed on Schedule 1 hereto.

“Surgibot License Agreement” is that certain License Agreement, dated March 22, 2018, between Great Belief International Limited and Parent.

“TII” has the meaning given to it in the preamble to this Agreement.

“TSI” has the meaning given to it in the preamble to this Agreement.

“Term Loan Commitment” means as to any Lender, the obligation of such Lender, if any, to make an Advance to Borrower in a principal amount not to exceed the amount set forth under the heading “Term Loan Commitment” opposite such Lender’s name on Schedule 1.1.

“Term Loan” or “Term Loans” has the meaning given to it in the Recitals.

“Term Loan Interest Rate” means for any day a per annum rate of interest equal to the greater of (i) 9.55% or (ii) 9.55% plus the prime rate as reported in The Wall Street Journal minus 5.00%; provided, however, if Borrower requests and Lender makes the Tranche III Loan then commencing on the first interest payment date in the first fiscal quarter following the Tranche III Loan Advance, the “Term Loan Interest Rate” shall mean for any day a per annum rate of interest equal to the greater of (x) 9.20% or (y) 9.20% plus the prime rate as reported in The Wall Street Journal minus 5.00%.

“Term Loan Maturity Date” means June 1, 2022.

“Term Note” means a Promissory Note in substantially the form of Exhibit B.

“Trademark License” means any written agreement granting any right to use any Trademark or Trademark registration that a Borrower or any of its Subsidiaries now holds or hereafter acquires any interest.

“Trademarks” means all trademarks (registered, common law or otherwise) and any applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States of America, any State thereof or any other country or any political subdivision thereof.

“Tranche I Loan” has the meaning given to it in the Recitals.

“Tranche II Loan” has the meaning given to it in the Recitals.

“Tranche II Loan Availability Period” means the period commencing on the Closing Date and ending on December 31, 2018.

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“Tranche II Loan Conditions” means satisfaction of each of the following: (i) no default or Event of Default shall have occurred and be continuing and (ii) on or before December 31, 2018 Borrower shall have achieved Performance Milestone I.

“Tranche III Loan” has the meaning given to it in the Recitals.

“Tranche III Loan Availability Period” means the period commencing on [****** ****] and ending on [****************].

“Tranche III Loan Conditions” means satisfaction of each of the following: (i) no default or Event of Default shall have occurred and be continuing and (ii) on or before [******** *******] Borrower shall have achieved Performance Milestone II.

“TransEnterix Europe” TransEnterix Europe S.A.R.L., a limited private company under the laws of Luxembourg.

“TransEnterix Italia” means TransEnterix Italia S.R.L., a limited company under the laws of Italy.

“TransEnterix Japan” means TransEnterix Japan K.K., a corporation under the laws of Japan.

“UCC” means the Uniform Commercial Code as the same is, from time to time, in effect in the State of California; provided that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, Agent’s Lien on any Collateral is governed by the Uniform Commercial Code as the same is, from time to time, in effect in a jurisdiction other than the State of New York, then the term “UCC” shall mean the Uniform Commercial Code as in effect, from time to time, in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.

“UCC Collateral” has the meaning give to it in Section 3.1.

Unless otherwise specified, all references in this Agreement or any Annex or Schedule hereto to a “Section,” “subsection,” “Exhibit,” “Annex,” or “Schedule” shall refer to the corresponding Section, subsection, Exhibit, Annex, or Schedule in or to this Agreement. Unless otherwise specifically provided herein, any accounting term used in this Agreement or the other Loan Documents shall have the meaning customarily given such term in accordance with GAAP, and all financial computations hereunder shall be computed in accordance with GAAP, consistently applied. Unless otherwise defined herein or in the other Loan Documents, terms that are used herein or in the other Loan Documents and defined in the UCC shall have the meanings given to them in the UCC. Anything in this Agreement to the contrary notwithstanding, any obligation of a Person under a lease that is not required to be classified and accounted for as a capital lease on the balance sheet of such Person under GAAP as in effect on the Closing Date shall not be treated as a capital lease solely as a result of the adoption of any changes in, or changes in the application of, GAAP after the Closing Date.

SECTION 2.  THE LOAN

2.1Term Loans.

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(a)Advances. Subject to the terms and conditions of this Agreement:

(i)Lender will severally (and not jointly) make, in an amount not to exceed its respective Term Loan Commitment, and Borrower agrees to draw, an Advance in an amount equal to the Tranche I Loan on the Closing Date;

(ii)during the Tranche II Loan Availability Period, and subject to Borrower’s satisfaction of the Tranche II Loan Conditions, Borrower may request an additional Advance in an amount equal to the Tranche II Loan; and

(iii)during the Tranche III Loan Availability Period, and subject to Borrower’s satisfaction of the Tranche III Loan Conditions, Borrower may request an additional Advance in an amount equal to the Tranche III Loan.

(b)Advance Request. To obtain an Advance, Borrower shall complete, sign and deliver an Advance Request (at least three Business Days before the Advance Date other than the Closing Date, which shall be at least one Business Day) to Agent. Lender shall fund the applicable Advance in the manner requested by the Advance Request; provided that each of the conditions precedent to an Advance are satisfied as of the requested Advance Date.

(c)Interest. The principal balance of each Advance shall bear interest thereon from such Advance Date at the Term Loan Interest Rate based on a year consisting of 360 days, with interest computed daily based on the actual number of days elapsed. The Term Loan Interest Rate will float and change on the day the prime rate changes from time to time.

(d)Payment.  Borrower will pay interest on each Advance on the first Business Day of each month, beginning the month after the Advance Date. Borrower shall repay the aggregate Term Loan principal balance that is outstanding on the day immediately preceding the Amortization Date, in equal monthly installments of principal and interest (mortgage style) beginning on the Amortization Date and continuing on the first Business Day of each month thereafter until the Secured Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) are repaid. The entire Term Loan principal balance then outstanding and all accrued but unpaid interest hereunder, shall be due and payable on Term Loan Maturity Date. Borrower shall make all payments under this Agreement without setoff, recoupment or deduction and regardless of any counterclaim or defense. Lender will initiate debit entries to Borrower’s account as authorized on the ACH Authorization (i) on each payment date of all periodic obligations payable to Lender under each Advance and (ii) out-of-pocket legal fees and costs incurred by Agent or Lender in connection with Section 11.11; provided that, with respect to clause (i) above, in the event that Lender or Agent informs Borrower that Lender will not initiate a debit entry to Borrower’s account for a certain amount of the periodic obligations due on a specific payment date, Borrower shall pay to Lender such amount of periodic obligations in full in immediately available funds on such payment date; provided, further, that, with respect to clause (i) above, if Lender or Agent informs Borrower that Lender will not initiate a debit entry as described above later than the date that is three Business Days prior to such payment date, Borrower shall pay to Lender such amount of periodic obligations in full in immediately available funds on the date that is three Business Days after the date on which Lender or Agent notifies Borrower of such and Borrower’s failure to

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make such payment on the original scheduled payment date therefor shall not constitute an Event of Default hereunder; provided, further, that, with respect to clause (ii) above, in the event that Lender or Agent informs Borrower that Lender will not initiate a debit entry to Borrower’s account for certain amount of such out-of-pocket legal fees and costs incurred by Agent or Lender, Borrower shall pay to Lender such amount in full in immediately available funds within three Business Days and Borrower’s failure to make such payment on the original scheduled payment or demand date therefor shall not constitute an Event of Default hereunder.

2.2Maximum Interest.  Notwithstanding any provision in this Agreement or any other Loan Document, it is the parties’ intent not to contract for, charge or receive interest at a rate that is greater than the maximum rate permissible by law that a court of competent jurisdiction shall deem applicable hereto (which under the laws of the State of New York shall be deemed to be the laws relating to permissible rates of interest on commercial loans) (the “Maximum Rate”). If a court of competent jurisdiction shall finally determine that Borrower has actually paid to Lender an amount of interest in excess of the amount that would have been payable if all of the Secured Obligations had at all times borne interest at the Maximum Rate, then such excess interest actually paid by Borrower shall be applied as follows: first, to the payment of the Secured Obligations consisting of the outstanding principal; second, after all principal is repaid, to the payment of Lender’s accrued interest, costs, expenses, professional fees and any other Secured Obligations; and third, after all Secured Obligations are repaid, the excess (if any) shall be refunded to Borrower.

2.3Default Interest.  In the event any payment is not paid on the scheduled payment date, an amount equal to five percent of the past due amount shall be payable on demand. In addition, upon the occurrence and during the continuation of an Event of Default hereunder, all Secured Obligations, including principal, interest, compounded interest, and professional fees, shall bear interest at a rate per annum equal to the rate set forth in Section 2.1(c) plus four percent per annum. In the event any interest is not paid when due hereunder, delinquent interest shall be added to principal and shall bear interest on interest, compounded at the rate set forth in Section 2.1(c) or this Section 2.3, as applicable.

2.4Prepayment.

(a)At its option upon at least seven Business Days prior written notice to Agent, Borrower may prepay all, but not less than all, of the outstanding Advances by paying the entire principal balance and all accrued and unpaid interest thereon, together with a prepayment charge equal to the following percentages of the outstanding Advances being prepaid (the “Prepayment Charge”): if the outstanding Advances are prepaid in any of the first 12 months following the Closing Date, 3.0% of such outstanding Advances; if the outstanding Advances are prepaid after 12 months but prior to 24 months following the Closing Date, 2.0% of such outstanding Advances; and if the outstanding Advances are prepaid after 24 months following the Closing Date but prior to the Term Loan Maturity Date, 1.0% of such outstanding Advances.

(b)Borrower agrees that the Prepayment Charge is a reasonable calculation of Lender’s lost profits in view of the difficulties and impracticality of determining actual damages resulting from an early repayment of the Advances. Borrower shall prepay the outstanding amount of all principal and accrued interest through the prepayment date and the Prepayment

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Charge upon the occurrence of a Change in Control. Notwithstanding the foregoing, Agent and Lender agree to waive the Prepayment Charge if Agent and Lender or, as applicable, an affiliate of thereof (in their sole and absolute discretion) agree in writing to refinance the Advances prior to the Maturity Date.

2.5End of Term Charge.  On the earliest to occur of (i) the Term Loan Maturity Date, (ii) the date that Borrower prepays the outstanding Secured Obligations (other than any inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) in full, or (iii) the date that the Secured Obligations become due and payable, Borrower shall pay Lender an amount equal to (x) $1,390,000, plus (y) if Borrower requests and Lender funds the Tranche II Loan, an additional $695,000, and plus (z) if Borrower requests and Lender funds the Tranche III Loan, an additional $695,000. Notwithstanding the required payment date of such charge, it shall be deemed earned by Lender as of the Closing Date in the case of the Tranche I Loan, and on each applicable Advance Date for the Tranche II Loan and Tranche III Loan, as the case may be.

2.6Notes.  If so requested by Lender by written notice to Parent, then each Borrower shall execute and deliver to Lender (and/or, if applicable and if so specified in such notice, to any Person who is an assignee of Lender pursuant to Section 11.13) (promptly after Parent’s receipt of such notice) a Note or Notes to evidence Lender’s Loans.

2.7Pro Rata Treatment.  Each payment (including prepayment) on account of principal, interest, any fee and any reduction of the Term Loans shall be made pro rata according to the Term Loan Commitments of the relevant Lender.

SECTION 3.  SECURITY INTEREST

3.1As security for the prompt and complete payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, each Borrower grants to Agent a security interest in all of such Borrower’s right, title, and interest in, to and under all of such Borrower’s personal property and other assets including without limitation the following (except as set forth herein) whether now owned or hereafter acquired (collectively, the “UCC Collateral”): (a) Receivables; (b) Equipment; (c) Fixtures; (d) General Intangibles; (e) Inventory; (f) Investment Property; (g) Deposit Accounts; (h) Cash; (i) Goods; and all other tangible and intangible personal property of such Borrower whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, such Borrower and wherever located, and any of such Borrower’s property in the possession or under the control of Agent; and, to the extent not otherwise included, all Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

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3.2Notwithstanding the broad grant of the security interest set forth in Section 3.1, above, the Collateral shall not include: (a) the Equity Interests of any Foreign Subsidiaries other than (i) TransEnterix Italia and TransEnterix Europe, (ii) any other Material Foreign Subsidiary that is or becomes a Guarantor and (iii) more than 65% of the Equity Interests of any other Foreign Subsidiary as may be agreed to in writing by Agent in its reasonable discretion; (b) any “intent to use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise; provided that upon submission and acceptance by the United States Patent and Trademark Office of an amendment to allege use of an intent-to-use trademark application pursuant to 15 U.S.C. Section 1060(a) (or any successor provision) such intent-to-use application shall constitute Collateral; (c) non-assignable licenses or contracts, which by their terms require the consent of the licensor thereof or another party (but only to the extent such prohibition on transfer is enforceable under applicable law, including, without limitation, Sections 9406, 9407 and 9408 of the UCC); (d) motor vehicles and other equipment subject to a certificate of title statute; and (e) assets subject to a Lien permitted by clause (vii) of the definition of Permitted Liens.

3.3TransEnterix Europe and TransEnterix Italia have entered into (or pursuant to Section 7.5(b) will enter into) the applicable Guaranty Documents, in each case pursuant to which they shall guarantee Borrower’s obligations hereunder and shall grant security interests in, to and under the collateral described therein (such collateral, collectively, the “Foreign Collateral”, and with the UCC Collateral, collectively, the “Collateral”) in favor of Agent for the benefit of Lender.

SECTION 4.  CONDITIONS PRECEDENT TO LOAN

The obligations of Lender to make the Loan hereunder are subject to the satisfaction by Borrower of the following conditions:

4.1Initial Advance.  On or prior to the Closing Date, Parent shall have delivered to Agent the following:

(a)the Loan Documents (other than any Loan Documents and legal opinions to be delivered after the Closing Date pursuant to Section 7.5(b)) duly executed by each applicable Loan Party, a legal opinion of Parent’s counsel and all other documents and instruments reasonably required by Agent to effectuate the transactions contemplated hereby or to create and perfect the Liens of Agent with respect to all Collateral, in all cases in form and substance reasonably acceptable to Agent;

(b)certified copy of resolutions of each Borrower’s respective board of directors evidencing approval of the Loan and the other transactions evidenced by the Loan Documents;

(c)certified copies of the constitutional documents and bylaws (or local law equivalents), as amended and/or amended and restated through the Closing Date, of each Borrower;

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(d)(if applicable) a certificate of good standing for each Borrower from its jurisdiction of incorporation and similar certificates from all other jurisdictions in which a Borrower does business and where the failure to be qualified could have a Material Adverse Effect;

(e)payment of the Facility Charge and reimbursement of Agent’s and Lender’s current expenses reimbursable pursuant to this Agreement, which amounts may be deducted from the initial Advance;

(f)all certificates of insurance for each insurance policy required under this Agreement;

(g)executed payoff letters from Innovatus Life Sciences Lending Fund I, LP, along with reasonable evidence that UCC Financing Statement Amendments have been filed to terminate any prior UCC Financing Statements filed by Innovatus Life Sciences Lending Fund I, LP with respect to any Collateral;

(h)payment of the Due Diligence Fee; and

(i)such other documents as Agent may reasonably request.

4.2All Advances.  On the Closing Date and each Advance Date:

(a)Agent shall have received (i) an Advance Request for the relevant Advance as required by Section 2.1(b), duly executed by Parent’s Chief Executive Officer or Chief Financial Officer, and (ii) any other documents Agent may reasonably request.

(b)The representations and warranties set forth in this Agreement shall be true and correct in all material respects on and as of the applicable Advance Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date.

(c)The Loan Parties shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and at the time of and immediately after such Advance no Event of Default shall have occurred and be continuing.

(d)Each Advance Request shall be deemed to constitute a representation and warranty by the Borrowers on the relevant Advance Date as to the matters specified in paragraphs (b) and (c) of this Section 4.2 and as to the matters set forth in the Advance Request.

(e)The Borrowers shall have satisfied any conditions or milestones applicable to such Advance.

4.3No Default.  As of the Closing Date and each Advance Date, (i) no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default and (ii) no event that has had or could reasonably be expected to have a Material Adverse Effect shall have occurred and be continuing.

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SECTION 5.  REPRESENTATIONS AND WARRANTIES OF BORROWERS

Each Borrower represents and warrants on behalf of itself, each of the other Loan Parties and any other Subsidiaries of a Borrower or any other Loan Party as follows.

5.1Corporate Status.  Each Loan Party is a corporation or other entity, as applicable, duly organized, legally existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other entity, as applicable, in all jurisdictions in which the nature of its business or location of its properties require such qualifications and where the failure to be qualified could reasonably be expected to have a Material Adverse Effect. Each Loan Party’s present name, former names (if any), locations, place of formation, tax identification number, organizational identification number and other information are correctly set forth in Exhibit C, as may be updated by the Borrowers pursuant to a Compliance Certificate provided to Agent after the Closing Date.

5.2Collateral.  The Loan Parties own the Collateral, free of all Liens, except for Permitted Liens. The Loan Parties have the power and authority to grant to Agent a Lien in the Collateral as security for the Secured Obligations.

5.3Consents.  Each Loan Party’s execution, delivery and performance, as applicable, of this Agreement and all other Loan Documents (i) has been duly authorized by all necessary corporate or other entity, as applicable, action of the applicable Loan Party, (ii) will not result in the creation or imposition of any Lien upon the Collateral, other than Permitted Liens and the Liens created by this Agreement and the other Loan Documents, (iii) does not violate any provisions of any Loan Party’s organizational documents and/or certificates or bylaws (as applicable), (iv) does not violate any law, regulation, order, injunction, judgment, decree or writ to which a Loan Party is subject, and (v) does not violate any material contract or material agreement, or require the consent or approval of any other Person which has not already been obtained. The individual or individuals executing the Loan Documents are duly authorized to do so.

5.4Material Adverse Effect.  No event that has had or would reasonably be expected to have a Material Adverse Effect has occurred and is continuing. No Loan Party is aware of any event likely to occur that is reasonably expected to result in a Material Adverse Effect.

5.5Actions Before Governmental Authorities.  There are no actions, suits or proceedings at law or in equity or by or before any governmental authority now pending or, to the knowledge of the Loan Parties, threatened against or affecting the Loan Parties, any of their Subsidiaries or their respective property, that is reasonably expected to result in a Material Adverse Effect.

5.6Laws.  Neither any Loan Party nor any of its Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default is reasonably expected to result in a Material Adverse Effect. No Loan Party is in default (beyond any notice or grace period) in any material manner under any provision of any material agreement or instrument evidencing material Indebtedness, or any other material agreement to which it is a party or by which it is bound.

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Neither any Loan Party nor any of its Subsidiaries is an “investment company” or a company “controlled” by an “investment company” under the Investment Company Act of 1940, as amended. Neither any Loan Party nor any of its Subsidiaries is engaged as one of its important activities in extending credit for margin stock (under Regulations X, T and U of the Federal Reserve Board of Governors). Each Loan Party and each of its Subsidiaries has complied in all material respects with the Federal Fair Labor Standards Act. Neither any Loan Party nor any of its Subsidiaries is a “holding company” or an “affiliate” of a “holding company” or a “subsidiary company” of a “holding company” as each term is defined and used in the Public Utility Holding Company Act of 2005. Neither any Loan Party’s nor any of its Subsidiaries’ properties or assets has been used by such Loan Party or such Subsidiary or, to the knowledge of the Loan Parties, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than in material compliance with applicable laws. The Loan Parties and each of their Subsidiaries has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all Governmental Authorities that are necessary to continue their respective businesses as currently conducted, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

None of the Loan Parties, any of their Subsidiaries, or any Loan Party’s or its Subsidiaries’ Affiliates or any of their respective agents acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement is (i) in violation of any Anti-Terrorism Law applicable to it, (ii) engaging in or conspiring to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law applicable to it, or (iii) is a Blocked Person. None of the Loan Parties, any of their Subsidiaries, or to the knowledge of the Loan Parties, any of their Affiliates or agents, acting or benefiting in any capacity in connection with the transactions contemplated by this Agreement, (x) conducts any business or engages in making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person, or (y) deals in, or otherwise engages in any transaction relating to, any property or interest in property blocked pursuant to Executive Order No. 13224, any similar executive order or other Anti-Terrorism Law applicable to it. None of the funds to be provided under this Agreement will be used, directly or indirectly, (a) for any activities in violation of any applicable anti-money laundering, economic sanctions and anti-bribery laws and regulations laws and regulations or (b) for any payment to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

5.7Information Correct and Current.  No written information, report, Advance Request, financial statement, exhibit or schedule furnished, by or on behalf of any Loan Party to Agent in connection with any Loan Document or included therein or delivered pursuant thereto contained, or, when taken as a whole, contains or will contain any material misstatement of fact or, when taken together with all other such information or documents, omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not materially misleading at the time such statement was made or deemed made. Additionally, any and all financial or business

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projections provided by a Loan Party to Agent, whether prior to or after the Closing Date, shall be (i) provided in good faith and based on the then most current data and information available to the Loan Parties, and (ii) the then most current projections provided to Parent’s Board of Directors.

5.8Tax Matters.  Except as described on Schedule 5.8 and except those being contested in good faith with adequate reserves under GAAP, (a) the Loan Parties and each of their Subsidiaries has filed all material federal, state and local tax returns that it is required to file, (b) the Loan Parties and each of their Subsidiaries has duly paid or fully reserved for all taxes or installments thereof (including any interest or penalties) as and when due, which have or may become due pursuant to such returns, and (c) the Loan Parties and each of their Subsidiaries has paid or fully reserved for any material tax assessment received by the Loan Parties or any of their Subsidiaries for the three years preceding the Closing Date, if any (including any taxes being contested in good faith and by appropriate proceedings).

5.9Intellectual Property Claims.  Each Loan Party or its applicable Subsidiary is the sole owner of, or otherwise has the right to use, the Intellectual Property material to such Loan Party’s and each such Subsidiary’s business. Except as described on Schedule 5.9, (i) each of the material Copyrights, Trademarks and Patents is valid and enforceable, (ii) no material part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and (iii) no claim has been made to any Loan Party or any Subsidiary that any material part of the Intellectual Property violates the rights of any third party. Exhibit D is a true, correct and complete list of each Loan Party’s and each of its Subsidiary’s Patents, registered Trademarks, registered Copyrights, and agreements under which any Loan Party or any of its Subsidiaries licenses Intellectual Property that is material to the Loan Parties and their Subsidiaries’ business from third parties (other than shrink-wrap software licenses), together with application or registration numbers, as applicable, owned by a Loan Party or any of its Subsidiaries, in each case as of the Closing Date. Neither any Loan Party nor any Subsidiary thereof is in material breach of, nor has any Loan Party or any Subsidiary thereof failed to perform any material obligations under, any of the foregoing contracts, licenses or agreements and, to the knowledge of the Loan Parties, no third party to any such contract, license or agreement is in material breach thereof or has failed to perform any material obligations thereunder.

5.10Intellectual Property.  Except as described on Schedule 5.10, the Loan Parties and each Subsidiary thereof have all material rights with respect to Intellectual Property necessary or material in the operation or conduct of the Loan Parties’ and each of their Subsidiary’s business as currently, and as proposed to be, conducted by the Loan Parties and their Subsidiaries. Without limiting the generality of the foregoing, except as set forth on Schedule 5.10, each Loan Party and each Subsidiary thereof have the right to freely transfer, license or assign Intellectual Property necessary or material in the operation or conduct of the Loan Parties’ and their Subsidiaries’ businesses as currently, and as proposed to be, conducted by the Loan Parties’ and their Subsidiaries, without condition, restriction or payment of any kind (other than license payments in the ordinary course of business) to any third party, and the Loan Parties and each Subsidiary thereof own or have the right to use, pursuant to valid licenses, all software development tools, library functions, compilers and all other third-party software and

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

other items that are material to the Loan Parties’ and their Subsidiaries’ businesses and used in the design, development, promotion, sale, license, manufacture, import, export, use or distribution of Borrower Products except customary covenants in inbound license agreements and equipment leases where any Loan Party or any Subsidiary thereof is the licensee or lessee.

5.11Borrower Products.  Except as described on Schedule 5.11, no Intellectual Property owned by any of the Loan Parties or any Subsidiary thereof or any Borrower Product has been or is subject to any actual or, to the knowledge of the Loan Parties, threatened litigation, proceeding (including any proceeding in the United States Patent and Trademark Office or any corresponding foreign office or agency) or outstanding decree, order, judgment, settlement agreement or stipulation that restricts in any manner any Loan Parties or any of its Subsidiary’s use, transfer or licensing thereof or that may affect the validity, use or enforceability thereof. There is no decree, order, judgment, agreement, stipulation, arbitral award or other provision entered into in connection with any litigation or proceeding that obligates a Loan Party or any Subsidiary thereof to grant licenses or ownership interest in any future Intellectual Property that is necessary or material in the operation or conduct of the business of the Loan Parties and their Subsidiaries or Borrower Products. None of the Loan Parties nor any of their Subsidiaries has received any written notice or claim, or, to the knowledge of the Loan Parties, oral notice or claim, challenging or questioning any Loan Party’s or any of its Subsidiary’s ownership in any Intellectual Property that is necessary or material in the operation or conduct of the business of the Loan Parties and their Subsidiaries (or written notice of any claim challenging or questioning the ownership in any licensed Intellectual Property that is necessary or material in the operation or conduct of the business of the Loan Parties and their Subsidiaries of the owner thereof) or suggesting that any third party has any claim of legal or beneficial ownership with respect thereto nor, to the knowledge of the Loan Parties, is there a reasonable basis for any such claim. Neither any Loan Party’s or any of its Subsidiary’s use of its Intellectual Property that is necessary or material to the conduct of the business of the Loan Parties and their Subsidiaries nor the production and sale of Borrower Products infringes the Intellectual Property rights of others.

5.12Financial Accounts.  Exhibit E, as may be updated by Borrowers in a Compliance Certificate provided to Agent after the Closing Date, is a true, correct and complete list of (a) all banks and other financial institutions at which any Loan Party or Subsidiary thereof maintains Deposit Accounts and (b) all institutions at which a Loan Party or any Subsidiary thereof maintains an account holding Investment Property, and such exhibit correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefor.

5.13Employee Loans.  Except for Permitted Investments, no Loan Party has any outstanding loans to any employee, officer or director of a Loan Party, nor has any Loan Party guaranteed the payment of any loan made to an employee, officer or director of a Loan Party by a third party.

5.14Capitalization and Subsidiaries.  Each Loan Party’s (other than the Parent’s) capitalization as of the Closing Date is set forth on Schedule 5.14 annexed hereto. No

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Loan Party owns any stock, partnership interest or other securities of any Person, except for Permitted Investments. Attached as Schedule 5.14, as may be updated by Borrowers in a Compliance Certificate provided after the Closing Date, is a true, correct and complete list of each Subsidiary.

5.15Foreign Subsidiary Voting Rights. No decision or action in any governing document of any Foreign Subsidiary requires a vote of greater than 50.1% of the Equity Interests or voting rights of such Foreign Subsidiary.

SECTION 6.  INSURANCE; INDEMNIFICATION

6.1Coverage.  The Loan Parties shall cause to be carried and maintained commercial general liability insurance, on an occurrence form, against risks customarily insured against in the Loan Parties’ line of business. Such risks shall include the risks of bodily injury, including death, property damage, personal injury, advertising injury, and contractual liability per the terms of the indemnification agreement found in Section 6.3. Parent must maintain a minimum of [*********] of commercial general liability insurance for each occurrence. Parent has and agrees to maintain a minimum of [*********] of directors’ and officers’ insurance for each occurrence and [*********] in the aggregate. So long as there are any Secured Obligations outstanding, Borrowers shall also cause to be carried and maintained insurance upon the Collateral, insuring against all risks of physical loss or damage howsoever caused, in an amount not less than the full replacement cost of the Collateral; provided that such insurance may be subject to standard exceptions and deductibles.

6.2Certificates.  Borrower shall deliver to Agent certificates of insurance that evidence Borrower’s compliance with its insurance obligations in Section 6.1 and the obligations contained in this Section 6.2. Borrower’s insurance certificate shall state Agent (shown as “Hercules Capital, Inc.,” as “Agent”) is an additional insured for commercial general liability, a loss payee for all risk property damage insurance, subject to the insurer’s approval, and a loss payee for property insurance and additional insured for liability insurance for any future insurance that Borrower may acquire from such insurer. Attached to the certificates of insurance will be additional insured endorsements for liability and lender’s loss payable endorsements for all risk property damage insurance. All certificates of insurance will provide for a minimum of 30 days advance written notice to Agent of cancellation (other than cancellation for non-payment of premiums, for which 10 days’ advance written notice shall be sufficient) or any other change adverse to Agent’s interests. Any failure of Agent to scrutinize such insurance certificates for compliance is not a waiver of any of Agent’s rights, all of which are reserved. If requested by Agent, Borrower shall provide Agent within a reasonable time after such request with copies of each insurance policy, and upon entering or amending any insurance policy required hereunder, Borrower shall provide Agent with copies of such policies and shall promptly deliver to Agent updated insurance certificates with respect to such policies.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.3Indemnity.  Each Borrower agrees to indemnify and hold Agent, Lender and their officers, directors, employees, agents, in-house attorneys, representatives and shareholders (each, an “Indemnified Person”) harmless from and against any and all claims, costs, expenses, damages and liabilities (including such claims, costs, expenses, damages and liabilities based on liability in tort, including strict liability in tort), including reasonable and documented attorneys’ fees and disbursements and other costs of investigation or defense (including those incurred upon any appeal) (collectively, “Liabilities”), that may be instituted or asserted against or incurred by such Indemnified Person as the result of credit having been extended, suspended or terminated under this Agreement and the other Loan Documents or the administration of such credit, or in connection with or arising out of the transactions contemplated hereunder and thereunder, or any actions or failures to act in connection therewith, or arising out of the disposition or utilization of the Collateral, excluding in all cases Liabilities to the extent resulting solely from any Indemnified Person’s gross negligence or willful misconduct. Each Borrower agrees to pay, and to save Agent and Lender harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all excise, sales or other similar taxes (excluding taxes imposed on or measured by the net income of Agent or Lender) that may be payable or determined to be payable with respect to any of the Collateral or this Agreement. In no event shall any Indemnified Person nor any Borrower be liable on any theory of liability for any special, indirect, consequential or punitive damages (including any loss of profits, business or anticipated savings). This Section 6.3 shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, the Loan Agreement.

SECTION 7.  COVENANTS OF THE LOAN PARTIES

Each Borrower agrees as follows, and each Borrower agrees to cause the other Loan Parties and any other Subsidiaries of the Loan Parties to comply with the following as if such other Persons were direct parties to this Agreement.

7.1Financial Reports.  Parent shall furnish to Agent the financial statements and reports listed hereinafter (the “Financial Statements”), and the Borrowers shall furnish the other information and reports listed hereinafter:

(a)as soon as practicable (and in any event within 30 days) after the end of each month, unaudited interim and year-to-date financial statements as of the end of such month (prepared on a consolidated), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against a Loan Party) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, all certified by Parent’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, (ii) that they are subject to normal year-end adjustments, and (iii) they do not contain certain non-cash items that are customarily included in quarterly and annual financial statements;

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)as soon as practicable (and in any event within 45 days) after the end of each calendar quarter, unaudited interim and year-to-date financial statements as of the end of such calendar quarter (prepared on a consolidated), including balance sheet and related statements of income and cash flows accompanied by a report detailing any material contingencies (including the commencement of any material litigation by or against a Loan Party) or any other occurrence that could reasonably be expected to have a Material Adverse Effect, certified by Parent’s Chief Executive Officer or Chief Financial Officer to the effect that they have been prepared in accordance with GAAP, except (i) for the absence of footnotes, and (ii) that they are subject to normal year-end adjustments;

(c)as soon as practicable (and in any event within 90 days) after the end of each fiscal year, unqualified audited financial statements as of the end of such year (prepared on a consolidated and consolidating basis, if applicable), including balance sheet and related statements of income and cash flows, and setting forth in comparative form the corresponding figures for the preceding fiscal year, certified by a firm of independent certified public accountants selected by Parent and reasonably acceptable to Agent, accompanied by any management report from such accountants;

(d) together with the monthly financial statements that are required to be delivered pursuant to Section 7.1(a), a Compliance Certificate in the form of Exhibit F;

(e)concurrently with the delivery of the monthly Compliance Certificate pursuant to Section 7.1(d), a report showing agings of accounts receivable and accounts payable in respect of the month for which such Compliance Certificate was delivered;

(f)within five days after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports that Parent has made available to holders of its Equity Interests and copies of any regular, periodic and special reports or registration statements that Parent files with the Securities and Exchange Commission or any governmental authority that may be substituted therefor, or any national securities exchange;

(g)at the same time and in the same manner as it gives to its directors, copies of all notices, minutes, consents and other materials that Parent provides to its directors in connection with meetings of the Board of Directors; provided that, in all cases, Parent may exclude confidential compensation information, trade secrets, competitively sensitive information and any other information that Parent reasonably determines should be excluded in order to maintain attorney-client privilege, the confidentiality of such information or as required to comply with applicable laws;

(h)promptly after their approval by the Board of Directors, and in any event, within 30 days following the end of Parent’s fiscal year, a budget for the fiscal year immediately following such fiscal year end as approved by the Board of Directors, as well as financial and business projections, operating plans and other financial information reasonably requested by Agent; and

(i)prompt notice if any Loan Party or any Subsidiary thereof has knowledge that any Loan Party, or any Subsidiary or Affiliate of any Loan Party, is listed on the OFAC Lists

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or (a) is convicted on, (b) pleads nolo contendere to, (c) is indicted on, or (d) is arraigned and held over on charges involving money laundering or predicate crimes to money laundering.

Parent shall not (without the consent of Agent, such consent not to be unreasonably withheld or delayed), make any change in its, any other Loan Party’s (a) accounting policies or reporting practices, except as required by GAAP or (b) fiscal years or fiscal quarters. The fiscal year of Parent shall end on December 31.

The executed Compliance Certificate may be sent via email to Agent at legal@herculestech.com. All Financial Statements required to be delivered pursuant to clauses (a), (b) and (c) shall be sent via e-mail to financialstatements@herculestech.com with a copy to legal@herculestech.com provided, that if e-mail is not available or sending such Financial Statements via e-mail is not possible, they shall be faxed to Agent at: (650) 473-9194, attention Account Manager: TransEnterix, Inc.

Notwithstanding the foregoing, documents required to be delivered under Sections 7.1(a), (b), (c) or (f), to the extent any such documents are included in materials otherwise filed by Parent with the U.S. Securities and Exchange Commission, may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date on which Parent emails a link thereto to Agent; provided that Parent shall directly provide Agent all Financial Statements required to be delivered pursuant to Section 7.1(a).

7.2Management Rights.  The Loan Parties shall permit any representative that Agent or Lender authorizes, including its attorneys and accountants, to inspect the Collateral and examine and make copies and abstracts of the books of account and records of the Loan Parties at reasonable times and upon reasonable notice during normal business hours; provided, however, that so long as no Event of Default has occurred and is continuing, such examinations shall be limited to no more often than once per fiscal year. In addition, any such representative shall have the right to meet with senior management and senior officers of the Loan Parties to discuss such books of account and records. In addition, Agent or Lender shall be entitled upon five days’ prior written notice, at reasonable times (during normal business hours) and intervals to consult with and advise the senior management and senior officers of the Loan Parties concerning significant business issues affecting the Loan Parties. Such consultations shall not unreasonably interfere with the Loan Parties’ business operations. The parties intend that the rights granted Agent and Lender shall constitute “management rights” within the meaning of 29 C.F.R. Section 2510.3-101(d)(3)(ii), but that any advice, recommendations or participation by Agent or Lender with respect to any business issues shall not be deemed to give Agent or Lender, nor be deemed an exercise by Agent or Lender of, control over any Loan Party’s management or policies.

7.3Further Assurances. The Loan Parties shall from time to time execute, deliver and file, alone or with Agent, any financing statements, security agreements, collateral assignments, notices, control agreements, or other documents to perfect or give the highest priority to Agent’s Lien on the Collateral. The Loan Parties shall from time to time procure any instruments or documents as may be reasonably requested by Agent, and take all further action that may be necessary, or that Agent may reasonably request, to perfect and protect the Liens granted hereby and thereby. In addition, and for such purposes only, Borrower hereby authorizes

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agent to execute and deliver on behalf of Borrower and to file such financing statements (including an indication that the financing statement covers “all assets or all personal property” of Borrower in accordance with Section 9-504 of the UCC), collateral assignments, notices, control agreements, security agreements and other documents without the signature of Borrower either in Agent’s name or in the name of Agent as agent and attorney-in-fact for Borrower. The Loan Parties shall protect and defend their title to the Collateral and Agent’s Lien thereon against all Persons claiming any interest adverse to any Loan Party or Agent, other than Permitted Liens.

7.4Indebtedness.  The Loan Parties shall not create, incur, assume, guarantee or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness, or prepay any Indebtedness or take any actions which impose on the Loan Parties an obligation to prepay any Indebtedness, except for (a) the conversion of Indebtedness into equity securities and the payment of Cash in lieu of fractional shares in connection with such conversion, (b) (i) purchase money Indebtedness pursuant to its then applicable payment schedule or (ii) Indebtedness owed under corporate credit cards to the extent constituting Permitted Indebtedness and prepaid in the ordinary course of business, (c) prepayment by any Subsidiary of (i) inter-company Indebtedness owed by such Subsidiary to any Loan Party, or (ii) if such Subsidiary is not a Loan Party, intercompany Indebtedness owed by such Subsidiary to another Subsidiary that is not a Loan Party, or (d) as otherwise permitted hereunder or approved in writing by Agent.

7.5Collateral.

(a)The Loan Parties shall at all times keep the Collateral and all other property and assets used in their business or in which a Loan Party now or hereafter holds any interest free and clear from any Liens whatsoever (except for Permitted Liens), and the Loan Parties shall give Agent prompt written notice of any legal process affecting Collateral, such other property and assets, in each case, having a value in excess of [******] individually or [********] in the aggregate. Each Loan Party shall cause its Subsidiaries to protect and defend such Subsidiary’s title to its assets from and against all Persons claiming any interest adverse to such Subsidiary, except those Persons holding Permitted Liens, and the Loan Parties shall cause their Subsidiaries at all times to keep such Subsidiary’s property and assets free and clear from any Liens whatsoever (except for Permitted Liens), and shall give Agent prompt written notice of any legal process affecting such Subsidiary’s assets having a value in excess of [*******] individually or [********] in the aggregate. The Loan Parties shall not agree with any Person other than Agent or Lender not to encumber any of their property, other than (a) customary restrictions and conditions contained in any agreement relating to the sale of property permitted under Section 7.8, (b) any agreements governing any Permitted Indebtedness or any other agreement governing any Permitted Lien, (c) customary provisions restricting assignment of any licensing agreement in the ordinary course of business (in which a Loan Party or its Subsidiaries are the licensee), including the EU/Vulcanos License Agreement and the Surgibot License Agreement and (e) customary provisions restricting subletting, sublicensing or assignment of any lease governing any leasehold interests of a Loan Party.

(b)Within 30 days following the Closing Date, the Guarantors  shall deliver to Agent (i) fully executed Guaranty Documents for each Guarantor; (ii) a legal opinion from

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

each Guarantor’s legal counsel, in form and substance reasonably acceptable to Agent; (iii) as applicable, the deliverables required for the Borrowers under Sections 4.1(b), (c) and (d); and such other certificates with respect to the Guaranty Documents as Agent may reasonably request.

(c)Within 60 days following the Closing Date, the Loan Parties shall deliver to Agent fully executed landlord consents and waivers and bailee waivers (all in form and substance reasonably acceptable to Agent) for each of location listed on Exhibit C under the heading “Required Consents and Waivers.”

7.6Investments.  The Loan Parties shall not directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of their Subsidiaries to do so, other than Permitted Investments.

7.7Distributions.  The Loan Parties shall not, and shall not allow any other Subsidiaries to, (a) repurchase or redeem any class of stock or other Equity Interest other than pursuant to employee, director or consultant repurchase plans or other similar agreements and not to exceed [********] per year in the aggregate, or (b) declare or pay any cash dividend or make a cash distribution on any class of stock or other Equity Interest, except that a Subsidiary (including through another Subsidiary) may pay dividends or make distributions to a Loan Party, or (c) waive, release or forgive any Indebtedness owed by any employees, officers or directors in excess of [********] in the aggregate. Borrowers shall cause the Guarantors and the Immaterial Foreign Subsidiaries to make regular dividends and/or distributions, directly or indirectly, to Borrowers, in all cases consistent with past practices and in accordance with budgets and operating plans approved by Parent’s Board of Directors; and Borrowers shall not permit any Guarantors or Immaterial Foreign Subsidiaries to hold any cash or assets that would materially exceed such levels required for the operation of any such Guarantor’s or Immaterial Foreign Subsidiary’s business, in all cases consistent with past practices and in accordance with budgets and operating plans approved by Parent’s Board of Directors.

7.8Transfers.  Except for Permitted Transfers, the Loan Parties shall not, and shall not allow any other Subsidiary to, voluntarily or involuntarily transfer, sell, lease, license, lend or in any other manner convey any equitable, beneficial or legal interest in any material portion of its assets; provided, however, (a) all Permitted Transfers shall be subject to the limitations set forth in the definition of Permitted Investments, as applicable, and (b) and at no time shall any transfer, sale, lease, license or other conveyance result the Immaterial Foreign Subsidiaries collectively owning or holding assets in excess of 15% of the aggregate amount of all assets of Parent and its Subsidiaries on a consolidated basis.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.9Mergers or Acquisitions.  The Loan Parties shall not merge or consolidate, or permit any other Subsidiary to (i) merge or consolidate, with or into any other business organization (other than mergers or consolidations of (a) a Guarantor or an Immaterial Foreign Subsidiary into a Borrower, (b) a Borrower into another Borrower, (c) a Guarantor into another Guarantor (so long as the surviving entity is in compliance with the terms of this Agreement and the Guaranty Documents) or (d) an Immaterial Foreign Subsidiary into another Immaterial Foreign Subsidiary; provided that, in each case, the Parent shall deliver prompt written notice thereof to Agent); or (ii) acquire, or permit any of their respective Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, other than in connection with a Permitted Transfer.

7.10Taxes.  Each Loan Party and its Subsidiaries shall pay when due all material taxes, fees or other charges of any nature whatsoever (together with any related interest or penalties) now or hereafter imposed or assessed against such Loan Party or any of its Subsidiaries, Agent, Lender or the Collateral or upon such Loan Party’s or any of its Subsidiaries’ ownership, possession, use, operation or disposition thereof or upon such Loan Party’s or any of its Subsidiaries’ rents, receipts or earnings arising therefrom. Each Loan Party file on or before the due date therefor all personal property tax returns in respect of the Collateral. Notwithstanding the foregoing, the Loan Parties may contest, in good faith and by appropriate proceedings, taxes for which a Loan Party maintains adequate reserves therefor in accordance with GAAP.

7.11Corporate Changes.  No Loan Party shall change its respective corporate name, legal form or jurisdiction of formation without 30 days’ prior written notice to Agent. Neither any Loan Party nor any Subsidiary thereof shall suffer a Change in Control. Neither any Loan Party nor any Subsidiary thereof shall relocate its chief executive office or its principal place of business unless: (i) it has provided prior written notice to Agent; and (ii) such relocation shall be within the continental United States of America, in the case of a Borrower or any Domestic Subsidiary, and such other jurisdiction as permitted by Agent (acting reasonably), in the case of a Foreign Subsidiary. Neither any Loan Party nor any Subsidiary thereof shall relocate any item of Collateral (other than (x) sales of Inventory or Inventory provided to potential customers on a trial basis, in each case, in the ordinary course of business, (y) relocations of Equipment having an aggregate value of up to [********] in any fiscal year, and (z) relocations of Collateral from a location described on Exhibit C to another location described on Exhibit C) unless (i) it has provided prompt written notice to Agent, (ii) such relocation is within the continental United States of America, in the case of a Borrower or any Domestic Subsidiary, and such other jurisdiction as permitted by Agent (acting reasonably), in the case of a Foreign Subsidiary; and (iii) if such relocation is to a third party bailee, it has delivered a bailee agreement in form and substance reasonably acceptable to Agent.

7.12Deposit Accounts.

(a)None of the Borrowers shall maintain any Deposit Accounts, or accounts holding Investment Property, except (i) with respect to which Agent has an Account Control Agreement or (ii) Excluded Accounts.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)None of the Guarantors shall maintain any Deposit Accounts, or accounts holding Investment Property, except (i) with respect to which Agent has received a pledge agreement or similar agreement or arrangement as a result of which Agent shall have a perfected first lien security interest therein, all in form and substance acceptable to Agent or (ii) Excluded Accounts.

(c)No Immaterial Foreign Subsidiary shall maintain any Deposit Accounts, or accounts holding Investment Property (other than Excluded Accounts), in excess of [********], and the aggregate amount that all Immaterial Foreign Subsidiaries may maintain in Deposit Accounts, or accounts holding Investment Property, shall not exceed [*********]; provided, however, if the Immaterial Foreign Subsidiaries exceed (or any Immaterial Subsidiary exceeds) the foregoing limitation as a result of their (or its) receipt of Cash from the collection of customer accounts receivables or otherwise, it will not be deemed a breach of the foregoing covenant so long as the applicable Immaterial Foreign Subsidiaries make necessary dividends or distributions to a Borrower or Guarantor within 30 days after the date on which such Cash was received.

(d)So long as any Secured Obligations are outstanding, Borrowers shall maintain in Deposit Account(s) subject to Account Control Agreement(s) an amount of unrestricted Cash or Investment Property equal to the lesser of: (i) (x) 120% of the then-outstanding principal balance of the Term Loans, accrued interest thereon and any other fees expressly required to be paid under this Agreement to the extent accrued and payable plus (y) an amount equal to the then-outstanding balance of Parent’s accounts payable (on a consolidated basis and as determined in accordance with GAAP) that are more than 90 days past due; and (ii) 80% of the Cash of all Loan Parties and their Subsidiaries on a consolidated basis. Parent shall provide Agent with such information as Agent may reasonably require in connection with its testing of the requirements under this Section 7.12(d).

7.13Subsidiaries. Parent shall notify Agent of each Subsidiary (including any Subsidiary of another Loan Party or any direct or indirect subsidiaries thereof) formed subsequent to the Closing Date, and (within 15 days after formation of such Subsidiary or such later date agreed to in writing by Agent) Borrowers shall (or shall cause the other Loan Parties to) (a) cause (i) any such Subsidiary that is a Domestic Subsidiary to execute and deliver to Agent a Joinder Agreement and (ii) any such Subsidiary that is a Material Foreign Subsidiary to become a Guarantor and to execute and deliver to Agent all related Guaranty Documents, and (b) grant and pledge to the Agent a perfected security interest in the shares of each such new Domestic Subsidiary or Material Foreign Subsidiary.

7.14Notification of Event of Default.  Parent shall notify Agent immediately of the occurrence of any Event of Default.

7.15Use of Proceeds.  Each Borrower agrees that the proceeds of the Loans shall be used solely (a) to refinance existing indebtedness, (b) to pay related fees and expenses in connection with this Agreement and (c) for working capital and general corporate purposes. The proceeds of the Loans will not be used in violation of Anti-Corruption Laws or applicable Sanctions.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.16Foreign Subsidiary Voting Rights. The Loan Parties shall not, and shall not permit any Subsidiary, to amend or modify any governing document of any Foreign Subsidiary of a Loan Party the effect of which is to require a vote of greater than 50.1% of the Equity Interests or voting rights of such entity for any decision or action of such entity.

7.17Compliance with Laws.

The Loan Parties shall maintain, and shall cause their Subsidiaries to maintain, compliance with all applicable laws, rules or regulations (including any law, rule or regulation with respect to the making or brokering of loans or financial accommodations), except where the failure to so comply could not reasonably be expected to result in a Material Adverse Effect, and shall, or cause their direct and indirect Subsidiaries to, obtain and maintain all required governmental authorizations, approvals, licenses, franchises, permits or registrations reasonably necessary in connection with the conduct of the Loan Parties’ business.

Neither any Loan Party nor any of its Subsidiaries shall, nor shall any Loan Party or any of its Subsidiaries permit any Affiliate to, directly or indirectly, knowingly enter into any documents, instruments, agreements or contracts with any Person listed on the OFAC Lists. Neither any Loan Party nor any of its Subsidiaries shall, nor shall any Loan Party or any of its Subsidiaries, permit any Affiliate to, directly or indirectly, (i) conduct any business or engage in any transaction or dealing with any Blocked Person, including, without limitation, the making or receiving of any contribution of funds, goods or services to or for the benefit of any Blocked Person, (ii) deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to Executive Order No. 13224 or any similar executive order or other Anti‑Terrorism Law applicable thereto, or (iii) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in Executive Order No. 13224 or other Anti‑Terrorism Law applicable thereto.

The Loan Parties have implemented and maintain in effect policies and procedures designed to ensure compliance by them and their Subsidiaries and their respective directors, officers, employees and agents with applicable Anti-Corruption Laws and applicable Sanctions, and the Loan Parties and their Subsidiaries and their respective officers and employees and to the knowledge of the Loan Parties and their directors and agents, are in compliance with applicable Anti-Corruption Laws and applicable Sanctions in all material respects.

None of the Loan Parties, any of their Subsidiaries or any of their respective directors, officers or employees, or to the knowledge of the Loan Parties, any agent for the Loan Parties or their Subsidiaries that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person. No Loan, use of proceeds or other transaction contemplated by this Agreement will violate applicable Anti-Corruption Laws or applicable Sanctions.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

7.18Intellectual Property.  Each Loan Party and each Subsidiary shall (a) protect, defend and maintain the validity and enforceability of its Intellectual Property that is necessary and material in the operation and conduct of the business of the Loan Parties and their Subsidiaries; (b) promptly advise Agent in writing of material infringements of its Intellectual Property that is necessary and material in the operation and conduct of the business; and (c) not allow any Intellectual Property that is necessary and material to the business of the Loan Parties and their Subsidiaries to be abandoned, forfeited or dedicated to the public without Agent’s written consent. If a Loan Party thereof (i) obtains any Patent, registered Trademark, registered Copyright, registered mask work, or any pending application for any of the foregoing, whether as owner, licensee or otherwise, or (ii) applies for any Patent or the registration of any Trademark, then Parent shall immediately provide written notice thereof to Agent and, subject to any applicable qualifications under Section 3.2, shall execute such intellectual property security agreements and other documents and take such other actions as Agent may reasonably request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in such property. If a Loan Party thereof decides to register any Copyrights or mask works in the United States Copyright Office, the Loan Parties shall (x) provide Agent with at least 5 days prior written notice of such intent to register such Copyrights or mask works together with a copy of the application it intends to file with the United States Copyright Office (excluding exhibits thereto); (y) subject to any applicable qualifications under Section 3.2, execute an intellectual property security agreement and such other documents and take such other actions as Agent may request in its good faith business judgment to perfect and maintain a first priority perfected security interest in favor of Agent in the Copyrights or mask works intended to be registered with the United States Copyright Office; and (z) subject to any applicable qualifications under Section 3.2, record such intellectual property security agreement with the United States Copyright Office contemporaneously with filing the Copyright or mask work application(s) with the United States Copyright Office. The Loan Parties shall promptly provide to Agent copies of all applications that it files for Patents or for the registration of Trademarks, Copyrights or mask works, if applicable, together with evidence of the recording of the intellectual property security agreement required for Agent to perfect and maintain a first priority perfected security interest in such property.

7.19Transactions with Affiliates. The Loan Parties shall not and shall not permit any Subsidiary to, directly or indirectly, enter into or permit to exist any transaction of any kind with any Affiliate of any Loan Party or any such Subsidiary on terms that are less favorable to any such Loan Party or Subsidiary, as the case may be, than those that might be obtained in an arm’s length transaction from a Person who is not an Affiliate of any such Loan Party or Subsidiary.

7.20SOFAR/Vulcanos Interest Purchase Agreement.

(a)So long as there are any Secured Obligations outstanding (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement), no Loan Party shall (a) permit or cause to be paid in Cash all or any part of the SOFAR Third Tranche without Agent’s prior written consent or (b) suffer or permit any modification, amendment and/or restatement of all or any part of the SOFAR/Vulcanos Interest Purchase Agreement, other than any (i) modification or amendment

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(x) resulting in any delay in or deferral of any required payments or (y) providing for any amounts due to be paid in Parent’s Equity Interests in lieu of Cash payments, or (ii) immaterial modification or amendment not otherwise impacting the SOFAR Third Tranche.

(b)Section 7.20(a) notwithstanding, Borrowers may pay the SOFAR Third Tranche in Cash without Agent’s prior written consent only if each of the following conditions are satisfied (and no such payment of the SOFAR Third Tranche shall be made until the satisfaction of each condition): (i) Parent shall have recognized, on a consolidated basis, trailing Net Revenue over a period of a calendar quarter of at least [**********] (as verified by Agent acting reasonably) and (ii) Parent shall have [****************************************************************************
*****************************************************************************
*****************************************************************************
*****************************************************************************
******************************************************].

(c)Parent confirms that the SOFAR Lien was terminated on or about September 18, 2017.

7.21Financial Covenant.

(a)Beginning with the month ending [*************] and for each month ending thereafter, Net Revenue for the trailing six-month period ending on each such date shall equal at least [***] of the Projected Net Revenue for such applicable six-month period. Parent shall provide Agent with such information as Agent may reasonably require in connection with its testing of this financial covenant.

(b)For purposes of this Section 7.21, “Projected Net Revenue” means the Net Revenue projected by Parent for the applicable periods as set forth in the operating plan delivered to and accepted by Agent on or before the Closing Date, as such operating plan may be updated from time to time with the approval of Parent’s Board of Directors and Agent.

SECTION 8.  RIGHT TO INVEST

Lender or its assignee or nominee shall have the right, in its discretion, to participate in any Subsequent Financing in an amount of up to $2,000,000 on the same terms, conditions and pricing afforded to others participating in any such Subsequent Financing. This Section 8, and all rights and obligations hereunder, shall survive the repayment of indebtedness under, and otherwise shall survive the expiration or other termination of, the Loan Agreement.

SECTION 9.  EVENTS OF DEFAULT

The occurrence of any one or more of the following events shall be an event of default (“Event of Default”) under this Agreement:

9.1Payments.  Any Loan Party fails to pay any amount due under this Agreement or any of the other Loan Documents on the due date; provided, however, that an

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Event of Default shall not occur on account of a failure to pay due solely to an administrative or operational error of Agent or Lender or the applicable Borrower’s bank if such Loan Party had the funds to make the payment when due and makes the payment within three Business Days following any Borrower’s knowledge of such failure to pay; or

9.2Covenants. Any Loan Party breaches or defaults in the performance of, as applicable, any covenant or Secured Obligation under this Agreement, any of the other Loan Documents or any other agreement among any Loan Party, Agent and Lender, and (a) with respect to a default under any covenant under this Agreement (other than under Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, 7.20 and 7.21), any other Loan Document or any other agreement among any Loan Party, Agent and Lender, such default continues for more than 15 days after the earlier of the date on which (i) Agent or Lender has given notice of such default to the Loan Parties and (ii) any Loan Party has actual knowledge of such default or (b) with respect to a default under any of Sections 6, 7.4, 7.5, 7.6, 7.7, 7.8, 7.9, 7.14, 7.20 and 7.21 the occurrence of such default; or

9.3Material Adverse Effect.  An event or circumstance has occurred that has or could reasonably be expected to have a Material Adverse Effect; or

9.4Representations.  Any representation or warranty made by any Loan Party in any Loan Document shall have been false or misleading in any material respect when made or when deemed made; or

9.5Insolvency.  Any Loan Party (A) (i) shall make an assignment for the benefit of creditors; or (ii) shall be unable to pay its debts as they become due, or be unable to pay or perform under the Loan Documents, or shall become insolvent; or (iii) shall file a voluntary petition in bankruptcy; or (iv) shall file any petition, answer, or document seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation pertinent to such circumstances; or (v) shall seek or consent to or acquiesce in the appointment of any trustee, receiver, or liquidator of any Loan Party or of all or any substantial part (i.e., 33-1/3% or more) of the assets or property of such Loan Party; or (vi) shall cease operations of its business as its business has normally been conducted; or (vii) a Loan Party or its directors or majority shareholders, shall take any action initiating any of the foregoing actions described in clauses (i) through (vi); or (B) either (i) 45 days shall have expired after the commencement of an involuntary action against such Loan Party seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, without such action being dismissed or all orders or proceedings thereunder affecting the operations or the business of the Loan Party being stayed; or (ii) a stay of any such order or proceedings shall thereafter be set aside and the action setting it aside shall not be timely appealed; or (iii) a Loan Party shall file any answer admitting or not contesting the material allegations of a petition filed against such Loan Party in any such proceedings; or (iv) the court in which such proceedings are pending shall enter a decree or order granting the relief sought in any such proceedings; or (v) 45 days shall have expired after the appointment, without the consent or acquiescence of such Loan Party, of any trustee, receiver or liquidator of such Loan Party or of all or any substantial part of the properties of such Loan Party without such appointment being vacated; or

9.6Attachments; Judgments.  Any material portion of the Loan Parties’ assets are attached or seized, or a levy is filed against any such assets, or a judgment or

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judgments is/are entered for the payment of money (not covered by independent third party insurance as to which liability has not been rejected by such insurance carrier), individually or in the aggregate, of at least [*******] and shall remain unsatisfied, unvacated or unstayed for a period of 15 days after the entry thereof, or a Loan Party is enjoined or in any way prevented by court order for a period of 15 days from conducting a material part of its business; or

9.7Other Obligations.  The occurrence of any default under any other agreement or obligation of a Loan Party or any of its Subsidiaries involving any Indebtedness in excess of [********] and which has resulted in the right by the holder of such Indebtedness (whether or not exercised) to accelerate the maturity of such indebtedness following the expiration of any applicable cure periods under the agreements relating to such Indebtedness.

9.8Guaranty. (a) Any Guaranty Document terminates or ceases for any reason to be in full force and effect, (b) any Guarantor does not perform any obligation or covenant under any Guaranty Document (subject to any applicable cure provisions under the Guaranty Documents), or (c) any circumstance described in Section 9 occurs with respect to any Guarantor; provided, that the circumstances under Section 9.3 shall be determined with respect to the Guarantors and the other Loan Parties taken as a whole in accordance with the provisions of the definition of Material Adverse Effect.

SECTION 10.  REMEDIES

10.1General.  Upon and during the continuance of any one or more Events of Default, (i) Agent may, and at the direction of the Required Lenders shall, accelerate and demand payment of all or any part of the Secured Obligations together with a Prepayment Charge and declare them to be immediately due and payable (provided, that upon the occurrence of an Event of Default of the type described in Section 9.5, all of the Secured Obligations shall automatically be accelerated and made due and payable, in each case without any further notice or act), (ii) Agent may, at its option, sign and file in a Loan Party’s name any and all collateral assignments, notices, control agreements, security agreements and other documents it deems necessary or appropriate to perfect or protect the repayment of the Secured Obligations, and in furtherance thereof, each Loan Party hereby grants Agent an irrevocable power of attorney coupled with an interest, and (iii) Agent may notify any Loan Party’s account debtors to make payment directly to Agent, compromise the amount of any such account on such Loan Party’s behalf and endorse Agent’s name without recourse on any such payment for deposit directly to Agent’s account. Agent may, and at the direction of the Required Lenders shall, exercise all rights and remedies with respect to the Collateral under the Loan Documents or otherwise available to it under the UCC and other applicable law, including the right to release, hold, sell, lease, liquidate, collect, realize upon, or otherwise dispose of all or any part of the Collateral and the right to occupy, utilize, process and commingle the Collateral. All Agent’s rights and remedies shall be cumulative and not exclusive.

10.2Collection; Foreclosure.  Upon the occurrence and during the continuance of any Event of Default, Agent may, and at the direction of the Required Lenders shall, at any time or from time to time, apply, collect, liquidate, sell in one or more sales, lease or otherwise dispose of, any or all of the Collateral, in its then condition or following any commercially reasonable preparation or processing, in such order as Agent may elect. Any such sale may be made either at public or private sale at its place of business or elsewhere. Each Loan Party agrees that any such public or private sale may occur upon 10 calendar days’ prior written

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notice to the Loan Parties. Agent may require the Loan Parties to assemble the Collateral and make it available to Agent at a place designated by Agent that is reasonably convenient to Agent and the applicable Loan Party. The proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be applied by Agent in the following order of priorities:

First, to Agent and Lender in an amount sufficient to pay in full Agent’s and Lender’s reasonable costs and professionals’ and advisors’ fees and expenses as described in Section 11.11;

Second, to Lender in an amount equal to the then unpaid amount of the Secured Obligations (including principal, interest, and the default interest under Section 2.3), in such order and priority as Agent may choose in its sole discretion; and

Finally, after the full and final payment in Cash of all of the Secured Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement), to any creditor holding a junior Lien on the Collateral, or to the Loan Parties or their representatives or as a court of competent jurisdiction may direct.

Agent shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it complies with the obligations of a secured party under the UCC.

10.3No Waiver.  Agent shall be under no obligation to marshal any of the Collateral for the benefit of the Loan Parties or any other Person, and each Loan Party expressly waives all rights, if any, to require Agent to marshal any Collateral.

10.4Cumulative Remedies.  The rights, powers and remedies of Agent hereunder shall be in addition to all rights, powers and remedies given by statute or rule of law and are cumulative. The exercise of any one or more of the rights, powers and remedies provided herein shall not be construed as a waiver of or election of remedies with respect to any other rights, powers and remedies of Agent.

SECTION 11.  MISCELLANEOUS

11.1Severability.  Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

11.2Notice.  Except as otherwise provided herein, any notice, demand, request, consent, approval, declaration, service of process or other communication (including the delivery of Financial Statements) that is required, contemplated, or permitted under the Loan Documents or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given, delivered, and received upon the earlier of: (i) the day of transmission by electronic mail or hand delivery or delivery by an overnight express service or overnight mail delivery service; or (ii) the third calendar day after deposit in the United States of America mails,

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with proper first class postage prepaid, in each case addressed to the party to be notified as follows:

(a)If to Agent:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer and [**********]
400 Hamilton Avenue, Suite 310
Palo Alto, CA  94301
email: [**********************************]
Telephone: [***********]

(b)If to Lender:

HERCULES CAPITAL, INC.
Legal Department
Attention: Chief Legal Officer and [**********]
400 Hamilton Avenue, Suite 310
Palo Alto, CA  94301
email: [**********************************]
Telephone: [***********]

(c)If to any Loan Party:

c/o TRANSENTERIX, INC.

635 Davis Drive, Suite 300

Morrisville, NC 27560

Attention: Joseph Slattery, Executive Vice President/Chief Financial Officer, and Joshua Weingard, Chief Legal Officer

email: [**********************]
Telephone: [***********]

email: [**********************]

Telephone: [***********]

with a copy to:	Ballard Spahr LLP 1735 Market Street, 51st Floor Philadelphia, PA 19103-7599 Attn: Mary Mullany email: [**********************]

Telephone: [***********]

or to such other address as each party may designate for itself by like notice.

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11.3Entire Agreement; Amendments.

(a)This Agreement and the other Loan Documents constitute the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and thereof, and supersede and replace in their entirety any prior proposals, term sheets, non-disclosure or confidentiality agreements, letters, negotiations or other documents or agreements, whether written or oral, with respect to the subject matter hereof or thereof (including Agent’s proposal letter dated April 10, 2018).

(b)Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 11.3(b). The Required Lenders and each Loan Party to the relevant Loan Document may, or, with the written consent of the Required Lenders, Agent and the Loan Parties party to the relevant Loan Document may, from time to time, (i) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of Lenders or of the Loan Parties hereunder or thereunder or (ii) waive, on such terms and conditions as the Required Lenders or Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (A) forgive the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, reduce the stated rate of any interest or fee payable hereunder) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender’s Term Loan Commitment, in each case without the written consent of each Lender directly affected thereby; (B) eliminate or reduce the voting rights of any Lender under this Section 11.3(b) without the written consent of such Lender; (C) (v) reduce any percentage specified in the definition of Required Lenders, (w) consent to the assignment or transfer by the Loan Parties of any of its rights and obligations under this Agreement and the other Loan Documents, (x) release all or substantially all of the Collateral, (y) release any Guarantor of all or any portion of the Secured Obligations or its guaranty obligations with respect thereto, or (z) release a Loan Party from its obligations under the Loan Documents, in each case without the written consent of all Lenders; or (D) amend, modify or waive any provision of Section 11.17 without the written consent of Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each Lender and shall be binding upon the Loan Parties, Lender, Agent and all future holders of the Loans.

11.4No Strict Construction.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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11.5No Waiver.  The powers conferred upon Agent and Lender by this Agreement are solely to protect its rights hereunder and under the other Loan Documents and its interest in the Collateral and shall not impose any duty upon Agent or Lender to exercise any such powers. No omission or delay by Agent or Lender at any time to enforce any right or remedy reserved to it, or to require performance of any of the terms, covenants or provisions hereof by the Loan Parties at any time designated, shall be a waiver of any such right or remedy to which Agent or Lender is entitled, nor shall it in any way affect the right of Agent or Lender to enforce such provisions thereafter.

11.6Survival.  All agreements, representations and warranties contained in this Agreement and the other Loan Documents or in any document delivered pursuant hereto or thereto shall be for the benefit of Agent and Lender and shall survive the execution and delivery of this Agreement. Sections 6.3, 8 and 11.14 shall survive the termination of this Agreement.

11.7Successors and Assigns.  The provisions of this Agreement and the other Loan Documents shall inure to the benefit of and be binding on the Loan Parties and their permitted assigns (if any). The Loan Parties shall not assign their obligations under this Agreement or any of the other Loan Documents without Agent’s express prior written consent, and any such attempted assignment shall be void and of no effect. Agent and Lender may assign, transfer, or endorse its rights hereunder and under the other Loan Documents without prior notice to the Loan Parties, and all of such rights shall inure to the benefit of Agent’s and Lender’s successors and assigns; provided that as long as no Event of Default has occurred and is continuing, neither Agent nor any Lender may assign, transfer or endorse its rights hereunder or under the Loan Documents to any party that is a direct competitor of any Loan Party (as reasonably determined by Agent), it being acknowledged that in all cases, any transfer to an Affiliate of any Lender or Agent shall be allowed.

11.8Governing Law.  This Agreement and the other Loan Documents (other than the Guarantor Documents) have been negotiated and delivered to Agent and Lender in the State of New York, and shall have been accepted by Agent and Lender in the State of New York. Payment to Agent and Lender by Borrower of the Secured Obligations is due in the State of New York. This Agreement and the other Loan Documents shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

11.9Consent to Jurisdiction and Venue.  All judicial proceedings (to the extent that the reference requirement of Section 11.10 is not applicable) arising in or under or related to this Agreement or any of the other Loan Documents may be brought in any state or federal court located in the State of New York. By execution and delivery of this Agreement, each party hereto generally and unconditionally: (a) consents to nonexclusive personal jurisdiction in the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York; (b) waives any objection as to jurisdiction or venue in the State of New York located in the City of New York, Borough of Manhattan, or of the United States of America for the Southern District of New York; (c) agrees not to assert any defense based on lack of jurisdiction or venue in the aforesaid courts; and (d) irrevocably agrees to be bound by any judgment rendered thereby in connection with this

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Agreement or the other Loan Documents. Service of process on any party hereto in any action arising out of or relating to this Agreement shall be effective if given in accordance with the requirements for notice set forth in Section 11.2, and shall be deemed effective and received as set forth in Section 11.2. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of either party to bring proceedings in the courts of any other jurisdiction.

11.10Mutual Waiver of Jury Trial / Judicial Reference.  Because disputes arising in connection with complex financial transactions are most quickly and economically resolved by an experienced and expert Person and the parties wish applicable state and federal laws to apply (rather than arbitration rules), the parties desire that their disputes be resolved by a judge applying such applicable laws. EACH OF THE LOAN PARTIES, AGENT AND LENDER SPECIFICALLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY OF ANY CAUSE OF ACTION, CLAIM, CROSS-CLAIM, COUNTERCLAIM, THIRD PARTY CLAIM OR ANY OTHER CLAIM (COLLECTIVELY, “CLAIMS”) ASSERTED BY THE LOAN PARTIES AGAINST AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE OR BY AGENT, LENDER OR THEIR RESPECTIVE ASSIGNEE AGAINST ANY LOAN PARTY. This waiver extends to all such Claims, including Claims that involve Persons other than Agent, the Loan Parties and Lender; Claims that arise out of or are in any way connected to the relationship among the Loan Parties, Agent and Lender; and any Claims for damages, breach of contract, tort, specific performance, or any equitable or legal relief of any kind, arising out of this Agreement, any other Loan Document.

11.11Professional Fees.  Borrower promises to pay Agent’s and Lender’s fees and expenses necessary to finalize the loan documentation, including but not limited to reasonable attorneys’ fees, UCC searches, filing costs, and other miscellaneous expenses. In addition, Borrower promises to pay any and all reasonable attorneys’ and other reasonable and documented professionals’ fees and expenses incurred by Agent and Lender after the Closing Date in connection with or related to:  (a) the Loan; (b) the administration, collection, or enforcement of the Loan; (c) the amendment or modification of the Loan Documents; (d) any waiver, consent, release, or termination under the Loan Documents; (e) the protection, preservation, audit, field exam, sale, lease, liquidation, or disposition of Collateral or the exercise of remedies with respect to the Collateral; (f) any legal, litigation, administrative, arbitration, or out of court proceeding in connection with or related to Borrower or the Collateral, and any appeal or review thereof; and (g) any bankruptcy, restructuring, reorganization, assignment for the benefit of creditors, workout, foreclosure, or other action related to Borrower, the Collateral, the Loan Documents, including representing Agent or Lender in any adversary proceeding or contested matter commenced or continued by or on behalf of Borrower’s estate, and any appeal or review thereof.

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11.12Confidentiality.  Agent and Lender acknowledge that certain items of Collateral and information provided to Agent and Lender by the Loan Parties are confidential and proprietary information of the Loan Parties, if and to the extent such information either (x) is marked as confidential by the Loan Parties at the time of disclosure, or (y) should reasonably be understood to be confidential (the “Confidential Information”). Accordingly, Agent and Lender agree that any Confidential Information it may obtain in the course of acquiring, administering, or perfecting  Agent’s security interest in the Collateral shall not be disclosed to any other Person or entity in any manner whatsoever, in whole or in part, without the prior written consent of Parent, except that Agent and Lender may disclose any such information: (a) to its own directors, officers, employees, accountants, counsel and other professional advisors and to its Affiliates if Agent or Lender in their sole discretion determines that any such party should have access to such information in connection with such party’s responsibilities in connection with the Loan or this Agreement and; provided that such recipient of such Confidential Information either (i) agrees to be bound by the confidentiality provisions of this paragraph or (ii) is otherwise subject to confidentiality restrictions that reasonably protect against the disclosure of Confidential Information; (b) if such information is generally available to the public; (c) if required or appropriate in any report, statement or testimony submitted to any governmental authority having or claiming to have jurisdiction over Agent or Lender; (d) if required or appropriate in response to any summons or subpoena or in connection with any litigation, to the extent permitted or deemed advisable by Agent’s or Lender’s counsel; (e) to comply with any legal requirement or law applicable to Agent or Lender; (f) to the extent reasonably necessary in connection with the exercise of any right or remedy under any Loan Document, including Agent’s sale, lease, or other disposition of Collateral after default; (g) to any participant or assignee of Agent or Lender or any prospective participant or assignee; provided that such participant or assignee or prospective participant or assignee agrees in writing to be bound by this Section prior to disclosure; or (h) otherwise with the prior consent of Parent; provided that any disclosure made in violation of this Agreement shall not affect the obligations of the Loan Parties or any of their Affiliates or any guarantor under this Agreement or the other Loan Documents. Agent’s and Lender’s obligations under this Section 11.12 shall supersede all of their respective obligations under any nondisclosure agreement with the Loan Parties existing prior to the Closing Date.

11.13 Assignment of Rights.  Each Loan Party acknowledges and understands that Agent or Lender may, subject to Section 11.7, sell and assign all or part of its interest hereunder and under the Loan Documents to any Person or entity (an “Assignee”). After such assignment the term “Agent” or “Lender” as used in the Loan Documents shall mean and include such Assignee, and such Assignee shall be vested with all rights, powers and remedies of Agent and Lender hereunder with respect to the interest so assigned; but with respect to any such interest not so transferred, Agent and Lender shall retain all rights, powers and remedies hereby given. No such assignment by Agent or Lender shall relieve any Loan Party of any of its obligations hereunder. Lender agrees that in the event of any transfer by it of the Note(s)(if any), it will endorse thereon a notation as to the portion of the principal of the Note(s), which shall have been paid at the time of such transfer and as to the date to which interest shall have been last paid thereon.

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11.14Revival of Secured Obligations.  This Agreement and the Loan Documents shall remain in full force and effect and continue to be effective if any petition is filed by or against any Loan Party for liquidation or reorganization, if any Loan Party becomes insolvent or makes an assignment for the benefit of creditors, if a receiver or trustee is appointed for all or any significant part of any Loan Party’s assets, or if any payment or transfer of Collateral is recovered from Agent or Lender. The Loan Documents and the Secured Obligations and Collateral security shall continue to be effective, or shall be revived or reinstated, as the case may be, if at any time payment and performance of the Secured Obligations or any transfer of Collateral to Agent, or any part thereof is rescinded, avoided or avoidable, reduced in amount, or must otherwise be restored or returned by, or is recovered from, Agent, Lender or by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment, performance, or transfer of Collateral had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, avoided, avoidable, restored, returned, or recovered, the Loan Documents and the Secured Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) shall be deemed, without any further action or documentation, to have been revived and reinstated except to the extent of the full, final, and indefeasible payment to Agent or Lender in Cash.

11.15Counterparts.  This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so delivered shall be deemed an original, but all of which counterparts shall constitute but one and the same instrument.

11.16No Third Party Beneficiaries.  No provisions of the Loan Documents are intended, nor will be interpreted, to provide or create any third-party beneficiary rights or any other rights of any kind in any Person other than Agent, Lender and the Loan Parties unless specifically provided otherwise herein, and, except as otherwise so provided, all provisions of the Loan Documents will be personal and solely among Agent, Lender and the Loan Parties.

11.17Agency.

(a)Lender hereby irrevocably appoints Hercules Capital, Inc. to act on its behalf as Agent hereunder and under the other Loan Documents and authorizes Agent to take such actions on its behalf and to exercise such powers as are delegated to Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

(b)Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by the Loan Parties and without limiting the obligation of the Loan Parties to do so), according to its respective Term Loan Commitment percentages (based upon the total outstanding Term Loan Commitments) in effect on the date on which indemnification is sought under this Section 11.17, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time be imposed on, incurred by or asserted against Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

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(c)The Person serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not Agent and the term “Lender” shall, unless otherwise expressly indicated or unless the context otherwise requires, include each such Person serving as Agent hereunder in its individual capacity.

(d)Agent shall have no duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, Agent shall not:

(i)	be subject to any fiduciary or other implied duties, regardless of whether any default or any Event of Default has occurred and is continuing;
(ii)

have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that Agent is required to exercise as directed in writing by Lender; provided that Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose Agent to liability or that is contrary to any Loan Document or applicable law; and

(iii)

except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and Agent shall not be liable for the failure to disclose, any information relating to the Loan Parties or any of their Affiliates that is communicated to or obtained by any Person serving as Agent or any of its Affiliates in any capacity.

(e)Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of Lender or as Agent shall believe in good faith shall be necessary, under the circumstances or (ii) in the absence of its own gross negligence or willful misconduct.

(f)Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default or Event of Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Section 4 or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to Agent.

(g)Agent may rely, and shall be fully protected in acting, or refraining to act, upon, any resolution, statement, certificate, instrument, opinion, report, notice, request, consent,

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order, bond or other paper or document that it has no reason to believe to be other than genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties. In the absence of its gross negligence or willful misconduct, Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to Agent and conforming to the requirements of the Loan Agreement or any of the other Loan Documents. Agent may consult with counsel, and any opinion or legal advice of such counsel shall be full and complete authorization and protection in respect of any action taken, not taken or suffered by Agent hereunder or under any Loan Documents in accordance therewith. Agent shall have the right at any time to seek instructions concerning the administration of the Collateral from any court of competent jurisdiction. Agent shall not be under any obligation to exercise any of the rights or powers granted to Agent by this Agreement, the Loan Agreement and the other Loan Documents at the request or direction of Lenders unless Agent shall have been provided by Lender with adequate security and indemnity against the costs, expenses and liabilities that may be incurred by it in compliance with such request or direction.

11.18Publicity.  None of the parties hereto nor any of its respective member businesses and Affiliates shall, without the other parties’ prior written consent (which shall not be unreasonably withheld or delayed), publicize or use (a) the other party's name (including a brief description of the relationship among the parties hereto), logo or hyperlink to such other parties’ web site, separately or together, in written and oral presentations, advertising, promotional and marketing materials, client lists, public relations materials or on its web site (together, the “Publicity Materials”); (b) the names of officers of such other parties in the Publicity Materials; and (c) such other parties’ name, trademarks, servicemarks in any news or press release concerning such party; provided, however, notwithstanding anything to the contrary herein, no such consent shall be required (i) to the extent necessary to comply with the requests of any regulators, legal requirements or laws applicable to such party, pursuant to any listing agreement with any national securities exchange (so long as such party provides prior notice to the other party hereto to the extent reasonably practicable) and (ii) to comply with Section 11.12.

11.19Multiple Loan Parties.

(a)Agent.  Each of the Loan Parties hereby irrevocably appoints Parent as its agent, attorney-in-fact and legal representative for all purposes, including requesting disbursement of the Term Loan and receiving account statements and other notices and communications to the Loan Parties (or any of them) from Agent or any Lender. Agent may rely, and shall be fully protected in relying, on any request for the Term Loan, disbursement instruction, report, information or any other notice or communication made or given by Parent, whether in its own name or on behalf of one or more of the other Loan Parties, and Agent shall not have any obligation to make any inquiry or request any confirmation from or on behalf of any other Loan Party as to the binding effect on it of any such request, instruction, report, information, other notice or communication, nor shall the joint and several character of the Loan Parties’ obligations hereunder be affected thereby.

(b)Waivers.  Each Loan Party hereby waives:  (i) any right to require Agent to institute suit against, or to exhaust its rights and remedies against, any other Loan Party or any

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other person, or to proceed against any property of any kind which secures all or any part of the Secured Obligations, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Agent or any Indebtedness of Agent or any Lender to any other Loan Party, or to exercise any other right or power, or pursue any other remedy Agent or any Lender may have; (ii) any defense arising by reason of any disability or other defense of any other Loan Party or any guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of any other Loan Party or any guarantor or any endorser, co-maker or other person, with respect to all or any part of the Secured Obligations, or by reason of any act or omission of Agent or others which directly or indirectly results in the discharge or release of any other Loan Party or any guarantor or any other person or any Secured Obligations or any security therefor, whether by operation of law or otherwise; (iii) any defense arising by reason of any failure of Agent to obtain, perfect, maintain or keep in force any Lien on, any property of any Loan Party or any other person; (iv) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any other Loan Party or any guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Secured Obligations (including without limitation any interest thereon), in or as a result of any such proceeding. Until all of the Secured Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of any Loan Party hereunder except the full performance and payment of all of the Secured Obligations. If any claim is ever made upon Agent for repayment or recovery of any amount or amounts received by Agent in payment of or on account of any of the Secured Obligations, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Agent repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Agent or any of its property, or by reason of any settlement or compromise of any such claim effected by Agent with any such claimant (including without limitation the any other Loan Party), then and in any such event, each Loan Party agrees that any such judgment, decree, order, settlement and compromise shall be binding upon such Loan Party, notwithstanding any revocation or release of this Agreement or the cancellation of any note or other instrument evidencing any of the Secured Obligations, or any release of any of the Secured Obligations, and each Loan Party shall be and remain liable to Agent and Lenders under this Agreement for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Agent or any Lender, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Agreement. Each Loan Party hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against any other Loan Party, and all rights of recourse to any assets or property of any other Loan Party, and all rights to any collateral or security held for the payment and performance of any Secured Obligations, including (but not limited to) any of the foregoing rights which a Loan Party may have under any present or future document or agreement with any other Loan Party or other person, and including (but not limited to) any of the foregoing rights which any Loan Party may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine.

(c)Consents.  Each Loan Party hereby consents and agrees that, without notice to or by the Loan Parties and without affecting or impairing in any way the obligations or

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liability of the Loan Parties hereunder, Agent may, from time to time before or after revocation of this Agreement, do any one or more of the following in its sole and absolute discretion:  (i) accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Secured Obligations; (ii) grant any other indulgence to any Loan Party or any other Person in respect of any or all of the Secured Obligations or any other matter; (iii) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Secured Obligations or any guaranty of any or all of the Secured Obligations, or on which Agent at any time may have a Lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (iv) substitute or add, or take any action or omit to take any action which results in the release of, any one or more other Loan Parties or any endorsers or guarantors of all or any part of the Secured Obligations, including, without limitation one or more parties to this Agreement, regardless of any destruction or impairment of any right of contribution or other right of a Loan Party; (v) apply any sums received from any other Loan Party, any guarantor, endorser, or co-signer, or from the disposition of any Collateral or security, to any Indebtedness whatsoever owing from such person or secured by such Collateral or security, in such manner and order as Agent determines in its sole discretion, and regardless of whether such Indebtedness is part of the Secured Obligations, is secured, or is due and payable. Each Loan Party consents and agrees that Agent shall be under no obligation to marshal any assets in favor of a Loan Party, or against or in payment of any or all of the Secured Obligations. Each Loan Party further consents and agrees that Agent shall have no duties or responsibilities whatsoever with respect to any property securing any or all of the Secured Obligations. Without limiting the generality of the foregoing, Agent shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Secured Obligations.

(d)Independent Liability.  Each Loan Party hereby agrees that one or more successive or concurrent actions may be brought hereon against such Loan Party, in the same action in which any other Loan Party may be sued or in separate actions, as often as deemed advisable by Agent. Each Loan Party is fully aware of the financial condition of each other Loan Party and is executing and delivering this Agreement based solely upon its own independent investigation of all matters pertinent hereto, and such Loan Party is not relying in any manner upon any representation or statement of Agent or any Lender with respect thereto. Each Loan Party represents and warrants that it is in a position to obtain, and each Loan Party hereby assumes full responsibility for obtaining, any additional information concerning any other Loan Party’s financial condition and any other matter pertinent hereto as such Loan Party may desire, and such Loan Party is not relying upon or expecting Agent to furnish to it any information now or hereafter in Agent’s possession concerning the same or any other matter.

(e)Subordination.  All Indebtedness of a Loan Party now or hereafter arising held by another Loan Party is subordinated to the Secured Obligations and the Loan Party holding the Indebtedness shall take all actions reasonably requested by Agent to effect, to enforce and to give notice of such subordination.

(SIGNATURES TO FOLLOW)

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IN WITNESS WHEREOF, Borrowers, Agent and Lender have duly executed and delivered this Loan and Security Agreement as of the day and year first above written.

BORROWERS:
TRANSENTERIX, INC.

By:	/s/ Todd M. Pope
Name:	Todd M. Pope
Title:	President and Chief Executive Officer

TRANSENTERIX SURGICAL, INC.

By:	/s/ Todd M. Pope
Name:	Todd M. Pope
Title:	President and Chief Executive Officer

TRANSENTERIX INTERNATIONAL, INC.

By:	/s/ Todd M. Pope
Name:	Todd M. Pope
Title:	President and Chief Executive Officer

SAFESTITCH LLC

By: TransEnterix, Inc., its sole member

By:	/s/ Todd M. Pope
Name:	Todd M. Pope
Title:	President and Chief Executive Officer

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Accepted in Palo Alto, California:

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Zhuo Huang
Print Name:	Zhuo Huang
Title:	Associate General Counsel

LENDER:

HERCULES CAPITAL, INC.

Signature:	/s/ Zhuo Huang
Print Name:	Zhuo Huang
Title:	Associate General Counsel

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Table of Exhibits and Schedules

Exhibit A:	Advance Request
Attachment to Advance Request
Exhibit B:	Term Note
Exhibit C:	Name, Locations, and Other Information for Loan Parties
Exhibit D:	Patents, Trademarks, Copyrights and Licenses
Exhibit E:	Deposit Accounts and Investment Accounts
Exhibit F:	Compliance Certificate
Exhibit G:	Joinder Agreement
Exhibit H:	ACH Debit Authorization Agreement
Schedule 1	Subsidiaries
Schedule 1.1	Term Loan Commitments
Schedule 1A	Existing Permitted Indebtedness
Schedule 1B	Existing Permitted Investments
Schedule 1C	Existing Permitted Liens
Schedule 5.3	Consents, Etc.
Schedule 5.8	Tax Matters
Schedule 5.9	Intellectual Property Claims
Schedule 5.10	Intellectual Property
Schedule 5.11	Borrower Products
Schedule 5.14	Capitalization

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EXHIBIT A

ADVANCE REQUEST

To:	Agent:	Date: [●]
Hercules Capital, Inc. (the “Agent”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301
email: [********************]
Attn: General Counsel

TransEnterix, Inc. and the other parties to the Agreement as Borrowers (collectively, “Borrower” or “Borrowers”) hereby requests from Hercules Capital, Inc. (“Lender”) an Advance in the amount of $[●] on [●] (the “Advance Date”) pursuant to the Loan and Security Agreement among Borrowers, Agent and Lender (the “Agreement”). Capitalized words and other terms used but not otherwise defined herein are used with the same meanings as defined in the Agreement.

Please:

(a)	Issue a check payable to Borrower

or

(b)	Wire Funds to Borrower’s account

Bank:
Address:

ABA Number:
Account Number:
Account Name:
Contact Person:
Phone Number
To Verify Wire Info:
Email address:

Each Borrower represents that the conditions precedent to the Advance set forth in the Agreement are satisfied and shall be satisfied upon the making of such Advance, including but not limited to: (i)  that no event that has had or would reasonably be expected to have a Material Adverse Effect has occurred and is continuing; (ii)  that each Loan Party is in compliance with all the terms and provisions set forth in each applicable Loan Document on its part to be observed or performed; and (iii) that as of the Advance Date, no fact or condition exists that could (or could, with the passage of time, the giving of notice, or both) constitute an Event of Default under the Loan Documents.  Each Borrower understands and acknowledges that Agent has the right to review the financial information supporting this representation and, based upon such review in its sole discretion, Lender may decline to fund the requested Advance in accordance with the terms and conditions set forth in the Agreement.

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Each Loan Party hereby represents that its corporate status and locations have not changed since the date of the Agreement or, if the Attachment to this Advance Request is completed, are as set forth in the Attachment to this Advance Request.

Each Borrower agrees to notify Agent promptly before the funding of the Loan if any of the matters which have been represented above shall not be true and correct on the Borrowing Date and if Agent has received no such notice before the Advance Date then the statements set forth above shall be deemed to have been made and shall be deemed to be true and correct as of the Advance Date, unless such statements relate to an earlier date.

Executed as of [●].

BORROWER:
TRANSENTERIX, INC., on behalf of itself and the other Borrowers

SIGNATURE:
TITLE:
PRINT NAME:

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ATTACHMENT TO ADVANCE REQUEST

Dated: [●]

Each Borrower hereby represents and warrants to Agent that Borrower’s current name and organizational status is as follows:

Name:
Type of organization:
State of organization:
Organization file number:

Each Borrower hereby represents and warrants to Agent that the street addresses, cities, states and postal codes of its current locations are as follows:

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EXHIBIT B

SECURED TERM PROMISSORY NOTE

$[●],000,000	Advance Date: [●]
Maturity Date: [●]

FOR VALUE RECEIVED, TransEnterix, Inc., a Delaware corporation (the “Parent”, TransEnterix Surgical, Inc., a Delaware corporation (“TSI”), TransEnterix International, Inc., a Delaware corporation (“TII”), SafeStitch LLC, a Virginia limited liability company (“SafeStitch” and together with the Parent, TSI and TII, collectively, “Borrower” or “Borrowers”) hereby promise to pay to the order of Hercules Capital, Inc., a Maryland corporation, or the holder of this Note (the “Lender”) at 400 Hamilton Avenue, Suite 310, Palo Alto, CA 94301 or such other place of payment as the holder of this Secured Term Promissory Note (this “Promissory Note”) may specify from time to time in writing, in lawful money of the United States of America, the principal amount of [●] Million Dollars ($[●],000,000) or such other principal amount as Lender has advanced to Borrower, together with interest at a rate as set forth in Section 2.1(c) of the Loan Agreement based upon a year consisting of 360 days, with interest computed daily based on the actual number of days in each month.

This Promissory Note is the Note referred to in, and is executed and delivered in connection with, that certain Loan and Security Agreement dated May 23, 2018, by and among Borrowers, Hercules Capital, Inc., a Maryland corporation (the “Agent”), and the several banks and other financial institutions or entities from time to time party thereto as lender (as the same may from time to time be amended, modified or supplemented in accordance with its terms, the “Loan Agreement”), and is entitled to the benefit and security of the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to which reference is made for a statement of all of the terms and conditions thereof. All payments shall be made in accordance with the Loan Agreement. All terms defined in the Loan Agreement shall have the same definitions when used herein, unless otherwise defined herein. An Event of Default under the Loan Agreement shall constitute a default under this Promissory Note.

Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest under the UCC or any applicable law. Borrower agrees to make all payments under this Promissory Note without setoff, recoupment or deduction and regardless of any counterclaim or defense.  This Promissory Note has been negotiated and delivered to Lender and is payable in the State of New York. This Promissory Note shall be governed by and construed and enforced in accordance with, the laws of the State of New York, excluding any conflicts of law rules or principles that would cause the application of the laws of any other jurisdiction.

[remainder of page left blank, the next page is the signature page]

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BORROWERS:
TRANSENTERIX, INC.

By:
Name:
Title:

TRANSENTERIX SURGICAL, INC.

By:
Name:
Title:

TRANSENTERIX INTERNATIONAL, INC.

By:
Name:
Title:

SAFESTITCH LLC

By: TransEnterix, Inc., its sole member

By:
Name:
Title:

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EXHIBIT C

NAME, LOCATIONS, AND OTHER INFORMATION FOR LOAN PARTIES

Present Name	Former Names (if any)	Locations	Place of Formation	Tax Identification Number	Organizational Identification Number
TransEnterix, Inc.	SafeStitch Medical, Inc. (legal name until Dec. 2013) TransEnterix, Inc. had Tweety Acquisition Corp merge into it in 2013	635 Davis Drive Suite 300 Morrisville, NC 27560 4400 Biscayne Blvd Miami FL 33137	Delaware, USA	[**********]	[*******]
TransEnterix Surgical, Inc.	TransEnterix, Inc. (legal name until Nov. 2013) TransEnterix (assumed name filings in DE and NC) TransEnterix, Inc. had Tweety Acquisition Corp merge into it in 2013	635 Davis Drive Suite 300 Morrisville, NC 27560 4400 Biscayne Blvd Miami FL 33137	Delaware, USA	[**********]	[*******]
TransEnterix International, Inc.	N/A	635 Davis Drive, Suite 300 Morrisville NC 27560	Delaware, USA	[**********]	[*******]
SafeStitch LLC	N/A	635 Davis Drive Suite 300 Morrisville, NC 27560 4400 Biscayne Blvd Miami FL 33137	Virginia, USA	[**********]	[********]
TransEnterix Europe S.à r.l.	N/A	[***************** ******************* *************** ********** ************ *********************]	Grand Duchy of Luxembourg	N/A	[*********]
TransEnterix Italia S.r.l.	Vulcanos S.r.l. (prior legal name)	[******************* ****************]	Republic of Italy	N/A	[***********]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.Patents and Patent Applications

a.	TransEnterix, Inc.
Reference No.	Title	Patent No./Serial No./Filing Date
[********]	[********************************** ********************]	[****************** ********************] ***********
[********]	[*****************]	[****************** ******************** ***********]
b.	TransEnterix Surgical, Inc.
Reference No.	Title	Patent No./App. Serial No./Filing Date
[*******]	[**************************** ******************************* ****************************** ****************]	[****************** ******************** ***********]
[************]	[**************************** ******************************* ****************************** ****************]	[*************** ********************** ***********]
[***********]	[**************************** ******************************* ****************************** ****************]	[********** ****************** ***********]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Reference No.	Title	Patent No./App. Serial No./Filing Date
[***********]	[**************************** ******************************* ****************************** ****************]	[*************** ********************** ***************** ***********]
[**********]	[**************************** ******************************* ****************************** ****************]	[*************** ********************** ***************** ***********]
[***********]	[**************************** ******************************* ****************************** ****************]	[*************** ********************** ***************** ***********]
[***********]	[**************************** ******************************* ****************************** ****************]	[************ ******************* ***********]
[*******]	[******************************** ******************************* *****************************]	[***************** ******************* ***********]
[*******]	[******************************** ******************************* *****************************]	[***************** ******************* ***********]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Reference No.	Title	Patent No./App. Serial No./Filing Date
[***********]	[******************************** ******************************* *****************************]	[***************** ******************* ***********]
[************]	[******************************** ******************************* *****************************]	[***************** ******************* ***********]
[************]	[******************************** ******************************* *****************************]	[***************** ******************* ***********]
[**********]	[******************************** ******************************* *****************************]	[*************** *********************** ***************** ***********]
[***********]	[******************************** ******************************* *****************************]	[*********** *********************** **************** ***********]
[***********]	[******************************** ******************************* *****************************]	[********** *********************** ***************** ***********]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Reference No.	Title	Patent No./App. Serial No./Filing Date
[**********]	[******************************** ******************************* *****************************]	[********** *********************** ***************** ***********]
[**********]	[******************************** ******************************* *****************************]	[************* ******************* ***********]
[********]	[********************** ************************************ *******]	[****************** ******************** ***********]
[***********]	[*********************************** *******]	[***************** **************** ***********]
[***********]	[*********************************** *******]	[********* ***************** ************** **********]
[********]	[******************************* *********************************** *******]	[******************** ***********]
[********]	[********************************]	[******************** ***********]
[********]	[********************************* ***************************** **************]	[******************** ***********]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Reference No.	Title	Patent No./App. Serial No./Filing Date
[*******]	[******************************** *******]	[******************** ***********]
[********]	[******************************** *****************************]	[******************** ***********]
[***********]	[******************************** *****************************]	[*************************** **************]
[***********]	[******************************** *****************************]	[*************************** **************]
[***********]	[******************************** *****************************]	[*************************** **************]
[***********]	[******************************** ****************************** ***************************]	[************** *************]
[*********]	[******************************** ****************************** ***************************]	[******************** ************]
[********]	[******************************** **************]	[******************** ***********]
[*********]	[****************************** ***************************** ***********]	[******************** ***********]
[********]	[*************************]	[********************]
[********]	[**************************]	[***********]
[********]	[********************* ******************************** ********]	[********************]
[********]	[*********************************** **********************]	[***********]
[************]	[********************************** ***************************** ********]	[********************]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Reference No.	Title	Patent No./App. Serial No./Filing Date
[********]	[************************** ********************************** ******************************]	[***********]
[**********]	[********************************** ********************]	[********************]
[**********]	[********************************** ************************************* *********]	[***********]
[**********]	[**************************** **********************]	[********************]
[**********]	[*********************************]	[***********]
[**********]	[******************************* ********************************** ********]	[********************]
[*************]	[******************************* ********************************** ********]	[***********]
[**********]	[*********************************** ******************************]	[********************]
[**********]	[***************************** ***********************************]	[***********]
[**********]	[****************************** ******************************* ******************************]	[********************]
[**********]	[********************************* ****************]	[***********]
[**********]	[************************************ *****************************]	[********************]
[**********]	[************************************ ********************************** ***************]	[***********]
[**********]	[********************************* ********************************** ******]	[********************]
[**********]	[************************************ ************************** ************************** ***************]	[***********]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Reference No.	Title	Patent No./App. Serial No./Filing Date
[**********]	[**************************** ****************]	[********************]
[**********]	[****************************** ************************************ ********]	[***********]
[**********]	[******************************* ****************************]	[********************]
[**********]	[************************************ ********************************* ****************]	[***********]
[**********]	[************************* ************************************ ****************]	[********************]
[**********]	[****************************** *************************]	[********************** ***************]
[**********]	[******************************** *************************** *****************]	[********************** ***********]
[**********]	[************************************ ***************************]	[********************** ****************]
[**********]	[******************************** **************************** ****************]	[********************** ****************]
[**********]	[******************************* ************************************* *****************************]	[********************** ****************]
[**********]	[************************* ************************************ ****************************** *************]	[********************** ****************]
[**********]	[************************************ *************************************]	[********************** ****************]
[**********]	[****************************** ********************************** ***************]	[********************** ****************]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Reference No.	Title	Patent No./App. Serial No./Filing Date
[**********]	[******************************** **************************** ****************]	[********************** ****************]
[**********]	[******************************** ************************************* ***********************]	[********************** ****************]
[**********]	[***************************** ****************************** *****************************]	[********************** ****************]
[**********]	[********************************* ********************************** *****************]	[********************** ****************]
[**********]	[*********************************** *************************** *********************************** ***********************]	[********************** ****************]
[**********]	[***************************** ************************ ****************************** ********]	[********************** ****************]
[**********]	[****************************** **************************** *********************************** **********]	[********************** ****************]
c.	TransEnterix International, Inc. – [****]
d.	SafeStitch LLC – [****]
e.	TransEnterix Italia S.r.l.
Application No.	Jurisdiction	Priority Date	Patent No.	Issue Date
[*******************************************************]
[*********]	[**]	[**********]	[********]	[**********]
[*********]	[**]	[**********]
[********]	[**]	[**********]
[*****************]	[**]	[**********]
[****************]	[**]	[**********]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*******]	[**]	[**********]
[*************]	[**]	[**********]	[**************]	[************]
[*********]	[**]	[**********]
[***************]	[**]	[**********]
[**************]	[**]	[**********]	[**********]	[************]
[**************]	[**]	[**********]	[**********]	[*************]
[**********]	[**]	[**********]	[*******]	[**********]
[**********]	[**]	[**********]
[**********************************************]
[**********]	[**]	[************]
[**********]	[**]	[************]	[*******]	[***********]
[**********]	[**]	[************]
[*****************]	[**]	[************]
[*******]	[**]	[************]
[**************]	[**]	[************]
[****************]	[**]	[************]
[**************]	[**]	[**********]	[**********]	[**********]
[***********]	[**]	[************]
[**************]	[**]	[************]
[**********]	[**]	[************]
[**********]	[**]	[************]
f.	TransEnterix Europe S.à r.l.
REFERENCE	TITLE	PATENT NUMBER
[******]	[****************************]	[*********]
[*********]	[****************************]	[******************]
[*********]	[****************************]	[*****************]
[*********]	[****************************]	[**********************]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[*********]	[****************************]	[***************]
[******]	[****************************]	[************]
[******]	[**********************************]	[********]
[*********]	[**********************************]	[******************]
[*********]	[**********************************]	[***************]
[*********]	[**********************************]	[********************]
[*********]	[**********************************]	[**************]
[******]	[**********************************]	[************]
[******]	[**********************************]	[************]
[******]	[******************************* ************]	[*********]
[*********]	[******************************* ************]	[******************]
[******]	[******************************* ************]	[*******************]
[*********]	[******************************* ************]	[****************]
[*********]	[******************************* ************]	[**********************]
g.	TransEnterix Asia PTE Ltd. – [****]
h.	TransEnterix Taiwan Ltd. – [****]
i.	TransEnterix Japan K.K. – [****]

2.Trademarks and Trademark Applications

a.	TransEnterix, Inc. – [****]
b.	TransEnterix Surgical, Inc.
FILE #	TITLE	COUNTRY	STATUS	APPLICATION NUMBER
[************]	[**********]	[********** *******]	[*********]	[******]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FILE #	TITLE	COUNTRY	STATUS	APPLICATION NUMBER
[************]	[**********]	[********]	[******]	[*******]
[************]	[*********************]	[********]	[******]	[********]
[************]	[***************]	[*****]	[******** ********]	[*********]
[************]	[***********]	[*****]	[********]	[*********]
[************]	[***********]	[*****]	[********]	[*********]
[************]	[************ **************]	[*****]	[******]	[*********]
[************]	[***************]	[*****]	[*********]	[*********]
[************]	[***************]	[*****]	[*********]	[*********]
[************]	[***************]	[*****]	[*********]	[*********]
[************]	[***************]	[*****]	[*********]	[*********]
[************]	[********]	[*****]	[******]	[*********]
[************]	[*********** **************]	[*****]	[******]	[*********]
[************]	[*********** **************]	[*****]	[******]	[*********]
[************]	[*********** **************]	[*****]	[******]	[*********]
[************]	[***************]	[*************]	[*********]	[*********]
[************]	[*******]	[*************]	[*********]	[*********]
[************]	[**********]	[*************]	[*********]	[*********]
[************]	[**********************]	[*************]	[******]	[*********]
[************]	[**************]	[******]	[******]	[*********]
[************]	[**************]	[******]	[*********]	[*********]
[************]	[**************]	[******]	[*********]	[*********]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FILE #	TITLE	COUNTRY	STATUS	APPLICATION NUMBER
[***********]*	[**************]	[******]	[*********]	[***********]
[************]	[**********]	[******]	[******]	[***********]
[************]	[**********************]	[******]	[******]	[***********]
[************]	[**********]	[***************]	[*********]	[**************]
[************]	[**********]	[******]	[******]	[******]
[************]	[***************]	[******]	[*********]	[*******]
[************]	[***************]	[******]	[******]	[*******]
[************]	[***************]	[******]	[******]	[*******]
[************]	[***********]	[******]	[*********]	[******]
[************]	[***********]	[***************]	[*********]	[**********]
[************]	[***********]	[**********]	[*********]	[**********]
[************]	[***************]	[***********]	[*********]	[**********]
[************]	[********************** **********************]	[***********]	[*********]	[**********]
[************]	[******************** ******]	[***********]	[*********]	[**********]
[************]	[*******************************]	[***********]	[*********]	[**********]
[************]	[***********]	[***********]	[*******]	[**********]
[************]	[**********************]	[***********]	[*******]	[**********]
[************]	[********************]	[***********]	[******]
[************]	[*********** **************]	[*****]	[******]	[**********]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FILE #	TITLE	COUNTRY	STATUS	APPLICATION NUMBER
[************]	[*********** **************]	[*****]	[******]	[**********]
c.	TransEnterix International, Inc. – [****]
d.	SafeStitch LLC – [****]
e.	TransEnterix Italia S.r.l.
f.	TransEnterix Europe S.à r.l. – [****]
g.	TransEnterix Asia PTE Ltd. – [****]
h.	TransEnterix Taiwan Ltd. – [****]
i.	TransEnterix Japan K.K. – [****]

3.Copyrights and Copyright Applications

a.	TransEnterix, Inc. – [****]
b.	TransEnterix Surgical, Inc. – [****]
c.	TransEnterix International, Inc. – [****]
d.	SafeStitch LLC – [****]
e.	TransEnterix Italia S.r.l. – [****]
f.	TransEnterix Europe S.à r.l. – [****]
g.	TransEnterix Asia PTE Ltd. – [****]
h.	TransEnterix Taiwan Ltd. – [****]
i.	TransEnterix Japan K.K. – [****]

4.Intellectual Property Licenses

a.	TransEnterix, Inc.
i.	Exclusive License and Development Agreement dated May 26, 2006 with Creighton University
ii.	[*****************************************************************]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

iii.	License Agreement dated March 22, 2018 with Great Belief International Limited
b.	TransEnterix Surgical, Inc. – [****]
c.	TransEnterix International, Inc. – [****]
d.	SafeStitch LLC – [****]
e.	TransEnterix Italia S.r.l.
i.	License Contract Between the European Commission and Vulcanos s.r.l.
ii.	[******************************************************]
f.	TransEnterix Europe S.à r.l.
i.	[***********************************************************

***************************************************]

g.	TransEnterix Asia PTE Ltd. – [****]
h.	TransEnterix Taiwan Ltd. – [****]
i.	TransEnterix Japan K.K. – [****]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT E

DEPOSIT ACCOUNTS AND INVESTMENT ACCOUNTS

Name of Account Owner	Bank Name, Address and Telephone	Account Number	Purpose of Account
TransEnterix Surgical, Inc.	[********************* ************** ****************** ***********]	[**********]	[**************]
TransEnterix Surgical, Inc.	[****************** *************** ****************** ************]	[********]	[**************]
SafeStitch LLC	[********************* ************** **************** ****************** ***********]	[**********]	[**************]
TransEnterix Europe S.à r.l.	[*************** ****************** ***************** ************* ***********]	[***********************]	[**************]
TransEnterix Europe Sarl (Swiss Branch)	[*** ************* ***********************]	[*********************]	[**************]
TransEnterix Europe Sarl (Swiss Branch)	[*** ************* ***********************]	[**********************]	[**************]
TransEnterix Europe Sarl (Swiss Branch)	[*** ************* ***********************]	[**********************]	[************** **************]
TransEnterix Europe Sarl (Swiss Branch)	[*** ************* ***********************]	[**********************]	[**************]
TransEnterix Europe Sarl (Swiss Branch)	[************* ***************]	[************************** **]	[************ *******]
TransEnterix Italia S.r.l.	[****************** ******************* ******]	[***************************]	[**************]
TransEnterix	[*****************]	[**********************]	[**************]
Italia S.r.l.	[*****************]	[**********************]	[**************]
TransEnterix Asia PTE Ltd	[**********]	[************]	[**************]
TransEnterix Taiwan Ltd.	[****************]	[**************]	[**************]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F

COMPLIANCE CERTIFICATE

Hercules Capital, Inc. (as “Agent”)
400 Hamilton Avenue, Suite 310
Palo Alto, CA 94301

Reference is made to that certain Loan and Security Agreement dated May 23, 2018 and the Loan Documents (as defined therein) entered into in connection with such Loan and Security Agreement all as may be amended from time to time (hereinafter referred to collectively as the “Loan Agreement”) by and among, TransEnterix, Inc. (“Company”), as a Borrower, the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time party thereto (collectively, “Lender”) and Hercules Capital, Inc., as agent for Lender (“Agent”) and. All capitalized terms not defined herein shall have the same meaning as defined in the Loan Agreement.

The undersigned is an Officer of the Company, knowledgeable of all Company financial matters, and is authorized to provide certification of information regarding the Company; hereby certifies, in such capacity, that in accordance with the terms and conditions of the Loan Agreement, each Loan Party is in compliance for the period ending [●] of all covenants, conditions and terms and hereby reaffirms that all representations and warranties contained therein are true and correct on and as of the date of this Compliance Certificate with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date and after giving effect in all cases to any standard(s) of materiality contained in the Loan Agreement as to such representations and warranties.  Attached are the required documents supporting the above certification.  The undersigned further certifies that these are prepared in accordance with GAAP (except for the absence of footnotes with respect to unaudited financial statement and subject to normal year-end adjustments) and are consistent from one period to the next except as explained below.

REPORTING REQUIREMENT	REQUIRED	CHECK IF ATTACHED
Interim Financial Statements	[******************]
Interim Financial Statements	[**************** ****]
Audited Financial Statements	[****************]

The undersigned hereby also confirms the below disclosed accounts represent all depository accounts and securities accounts presently open in the name of each Loan Party or any Subsidiary of a Loan Party, as applicable.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

		Depository AC #	Financial Institution	Account Type (Depository / Securities)	Last Month Ending Account Balance	Purpose of Account
LOAN PARTY Name/Address:
1
2
3
4
5
6
7

LOAN PARTY SUBSIDIARY Name/Address
1
2
3
4
5
6
7

The amounts held in accounts in accordance with Section 7.12(c) were [__] and [__], respectively, as of [__].

The amounts held in accounts in accordance with Section 7.12(d) was [__] as of [__], which equals [__] in accordance with Section 7.12(d).

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

As of the applicable month end measurement date, commencing with the month ending March 31, 2019, Net Revenue for the trailing six month period ending on such date was $[__], which equaled [__]% of Projected Net Revenue for such six month period.

[remainder of page left blank, the next page is the signature page]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[Signature Page to Compliance Certificate dated ______]

Very Truly Yours,

TRANSENTERIX, INC., on behalf of itself and the other Borrowers
By:
Name:
Its:

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G

FORM OF JOINDER AGREEMENT

This Joinder Agreement (the “Joinder Agreement”) is made and dated as of [●], and is entered into by and between [●], a [●](“Subsidiary”), and HERCULES CAPITAL, INC., a Maryland corporation (as “Agent”).

RECITALS

A.  Subsidiary’s Affiliate, TransEnterix, Inc. (“Company”) and the other parties as Borrowers thereto have entered into that certain Loan and Security Agreement dated May 23, 2018, with the several banks and other financial institutions or entities from time to time party thereto as lender (collectively, “Lender”) and Agent, as such agreement may be amended (the “Loan Agreement”), together with the other agreements executed and delivered in connection therewith;

B.  Subsidiary acknowledges and agrees that it will benefit both directly and indirectly from Company’s execution of the Loan Agreement and the other agreements executed and delivered in connection therewith;

AGREEMENT

NOW THEREFORE, Subsidiary and Agent agree as follows:

1.	The recitals set forth above are incorporated into and made part of this Joinder Agreement. Capitalized terms not defined herein shall have the meaning provided in the Loan Agreement.
2.

By signing this Joinder Agreement, Subsidiary shall be bound by the terms and conditions of the Loan Agreement the same as if it were Borrower (as defined in the Loan Agreement) under the Loan Agreement, mutatis mutandis; provided, however, that (a) with respect to (i) Section 5.1 of the Loan Agreement, Subsidiary represents that it is an entity duly organized, legally existing and in good standing under the laws of [●], (b) neither Agent nor Lender shall have any duties, responsibilities or obligations to Subsidiary arising under or related to the Loan Agreement or the other Loan Documents, (c) that if Subsidiary is covered by Company’s insurance, Subsidiary shall not be required to maintain separate insurance or comply with the provisions of Sections 6.1 and 6.2 of the Loan Agreement, and (d) that as long as Company satisfies the requirements of Section 7.1 of the Loan Agreement, Subsidiary shall not have to provide Agent separate Financial Statements.  To the extent that Agent or Lender has any duties, responsibilities or obligations arising under or related to the Loan Agreement or the other Loan Documents, those duties, responsibilities or obligations shall flow only to Company and not to Subsidiary or any other Person or entity.  By way of example (and not an exclusive list): (i) Agent’s providing notice to Company in accordance with the Loan Agreement or as otherwise agreed among Company, Agent and Lender shall be deemed provided to Subsidiary; (ii) a Lender’s providing an Advance to Company shall be deemed an Advance to Subsidiary; and (iii) Subsidiary shall have no right to request an Advance or make any other demand on Lender.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3.

Subsidiary agrees not to certificate its equity securities without Agent’s prior written consent, which consent may be conditioned on the delivery of such equity securities to Agent in order to perfect Agent’s security interest in such equity securities.

4.

Subsidiary acknowledges that it benefits, both directly and indirectly, from the Loan Agreement, and hereby waives, for itself and on behalf on any and all successors in interest (including without limitation any assignee for the benefit of creditors, receiver, bankruptcy trustee or itself as debtor-in-possession under any bankruptcy proceeding) to the fullest extent provided by law, any and all claims, rights or defenses to the enforcement of this Joinder Agreement on the basis that (a) it failed to receive adequate consideration for the execution and delivery of this Joinder Agreement or (b) its obligations under this Joinder Agreement are avoidable as a fraudulent conveyance.

5.

As security for the prompt, complete and indefeasible payment when due (whether on the payment dates or otherwise) of all the Secured Obligations, Subsidiary grants to Agent a security interest in all of Subsidiary’s right, title, and interest in and to the Collateral.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[SIGNATURE PAGE TO JOINDER AGREEMENT]

SUBSIDIARY:

_________________________________

By:
Name:
Title:

Address:

Telephone:
email:

AGENT:

HERCULES CAPITAL, INC.

By:
Name:
Title:

Address:
400 Hamilton Ave., Suite 310
Palo Alto, CA 94301
email: legal@herculestech.com
Telephone: 650-289-3060

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT H

ACH DEBIT AUTHORIZATION AGREEMENT

Hercules Capital, Inc.
400 Hamilton Avenue, Suite 310
Palo Alto, CA  94301

Re:  Loan and Security Agreement dated May 23, 2018 (the “Agreement”) by and among TransEnterix, Inc. (the “Parent”), TransEnterix Surgical, Inc. (“Surgical”), the other parties thereto as Borrowers (together with the Parent and Surgical, collectively, “Borrower” or “Borrowers”) and Hercules Capital, Inc., as agent (“Agent”), and the lenders party thereto (collectively, “Lender”)

In connection with the above referenced Agreement, Surgical hereby authorizes Agent to initiate debit entries for (i) the periodic payments due under the Agreement and (ii) out-of-pocket legal fees and costs incurred by Agent or Lender pursuant to Section 2.1(d) of the Agreement to Surgical’s account indicated below. Surgical authorizes the depository institution named below to debit to such account.

Depository Name	Branch
City	State and Zip Code
Transit/ABA Number	Account Number

This authority will remain in full force and effect so long as any amounts are due under the Agreement.

____________________________________________
(Parent)(Please Print)

By: _________________________________________

Date: ________________________________________

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST.  REDACTED MATERIAL IS MARKED WITH “*” AND BRACKETS AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1.1

TERM LOAN COMMITMENTS

LENDER	TRANCHE I LOAN	TRANCHE II LOAN	TRANCHE III LOAN
HERCULES CAPITAL, INC.	$20,000,000	$10,000,000	$10,000,000

Schedule 1A

Existing Permitted Indebtedness

TransEnterix, Inc.
Lender	Original Principal Amount/ Principal Outstanding	Secured/ Unsecured
[***********]	[********************************************* *************************************** ************************************************]	[********]
[**]	[************************************************ *********************************************** ********************************************* ***************]	[********]

TransEnterix, Inc.
Lender	Original Principal Amount/ Principal Outstanding	Secured/ Unsecured

[***************************************** ****************************************** ************************************************ ********************************************* *********************************************************************************************** ********************************************** *********************************************** ********************************************* ***************************************** ********************************************** ******************************************* ************************************************* ****************************************** ************************************** **************************************** ********************************************* ******************************************* ****************************************** ********************************************* ******************************************** ******************************************************************************************** *********************************************** ************************************************ ****************************************************************************************** *********************************************** **************************************** ************************************************ ********************************************** ******************************************** ******************************************]

[********]
[********** ********** *******]	[********************************************** ************************************************ ******************************************** ******]	[********]

2

TransEnterix Surgical, Inc.
Lender	Original Principal Amount/ Principal Outstanding	Secured/ Unsecured
[*********** ****]	[************************************************ ********]	[*********]

TransEnterix International, Inc.
[***********]

[********************************** **************************** ***************************** ******************************* ************************** *********************************** *************************** *********************************** ********************************** *********************************** ***************************** ****************************]

[**********************]

	[********* *********** ******* ***** *********** ******* *********** ********* ******* *********** ********** ************]	[*********]

TransEnterix Europe S.à r.l.
Lender	Original Principal Amount/ Principal Outstanding	Maturity Date	Secured/ Unsecured
[***********]	[********************************** ***************]	[*** ********* *****]	[*********]
[******** ********** ************ **********]	[********************************* **********]		[*******]

3

TransEnterix Europe S.à r.l.
Lender	Original Principal Amount/ Principal Outstanding	Maturity Date	Secured/ Unsecured
[*** ************* **]	[******************************** ********************************** *******]		[*******]
[************]	[********************************** *************************]		[*******]
[******** ********** ************ **********]	[********************************* *********]		[*******]

TransEnterix Italia S.r.l.
Lender	Original Principal Amount / Principal Outstanding	Maturity Date	Secured/ Unsecured
[*********** ********** ********* **********]	[**********]	[****** ****** ********** ********** *****]	[*******]
[*********** ********** ********* **********]	[********]	[****** ****** ********** ********** *****]	[*******]

4

Schedule 1B

Existing Permitted Investments

None.

5

Schedule 1C

Existing Permitted Liens

TransEnterix, Inc.
Name of Holder of Lien/Encumbrance	Description of Property Encumbered
[*******************]	[**********************************]
[**********]	[***************************************]

TransEnterix Surgical, Inc.
Name of Holder of Lien/Encumbrance	Description of Property Encumbered
[****************** *********]	[********************************]

TransEnterix Europe S.à r.l.
Name of Holder of Lien/Encumbrance	Description of Property Encumbered
[**************]	[********************************************** *****************************]
[******************* ************************]	[*********************************************** *******]
[************]	[************************************************* **********************]
[******************* ************************]	[************************************************]
[*********************** ****]	[*****************************]

6

TransEnterix Italia S.r.l.
Name of Holder of Lien/Encumbrance	Description of Property Encumbered
[************************ ********************]	[************************************************]
[************************ ********************]	[***********************************************]

7

Schedule 5.8

Tax Matters

None.

8

Schedule 5.9

Intellectual Property Claims

None.

9

Schedule 5.10

Intellectual Property

1.[*******************************************************]

2.[***************************************************]

10

Schedule 5.11

Borrower Products

None.

11

Schedule 5.14

Capitalization

Entity	Ownership
TransEnterix, Inc.	Public Company [TRXC on NYSE American]
TransEnterix Surgical, Inc.	TransEnterix, Inc. (100% - 100 shares)
TransEnterix International, Inc.	TransEnterix, Inc. (100% - 100 shares)
SafeStitch LLC	TransEnterix, Inc. (100%)
TransEnterix Europe S.à r.l.	TransEnterix International, Inc. (100%)
TransEnterix Italia S.r.l.	TransEnterix Europe S.à.r.l. (100%)
TransEnterix Asia PTE Ltd. (Not a Loan Party)	TransEnterix Europe S.à.r.l. (100%)
TransEnterix Taiwan Ltd. (Not a Loan Party)	TransEnterix Asia PTE Ltd. (100%)
TransEnterix Japan K.K. (Not a Loan Party)	TransEnterix Asia PTE Ltd. (100%)

12